                                                         Free Writing Prospectus
                                                      Filed Pursuant to Rule 433
                                                     Registration No. 333-135084

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New Issue Computational Materials



$722,745,000 (Approximate)

Luminent Mortgage Trust 2007-1
Mortgage Pass-Through Certificates, Series 2007-1


[GRAPHIC OMITTED][GRAPHIC OMITTED]

Luminent Mortgage Capital, Inc.
Sponsor

Lares Asset Securitization, Inc.
Depositor



January 17, 2007




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The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov http://www.sec.gov/. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supercedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

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                           $722,745,000 (Approximate)
                         Luminent Mortgage Trust 2007-1
                                 Issuing Entity
                Mortgage Pass-Through Certificates, Series 2007-1
                        Lares Asset Securitization, Inc.
                                    Depositor
                     Wells Fargo Bank, National Association
                                 Master Servicer
                       HSBC Bank USA, National Association
                                     Trustee
Characteristics of the Certificates (1) (2) (3)

------------------------------------------------------------------------------------------------------------------------------------
                             Expected                                                                                Last
                Original     Ratings       Credit                                         WAL       Principal      Scheduled
               Principal     (S&P/      Enhancement                      Certificate     to call     Window       Distribution
    Class      Balance (1)    Mdy's)      (%) ($)      Coupon              Type       (years)(2)    (mos.)(2)       Date(6)

                                                 Offered Certificates
------------------------------------------------------------------------------------------------------------------------------
     I-A-1    $367,844,000   AAA/Aaa     14.05%    Floating (3)(5)        Senior            3.04      1-95       November 2036
     I-A-2     $40,872,000   AAA/Aaa      4.50%    Floating (3)(5)     Senior Support       3.04      1-95       November 2036
     I-B-1      $8,132,000   AA+/Aa2      2.60%    Floating  (3)(5)      Subordinate        5.23      37-95      November 2036
     I-B-2      $4,708,000   AA+/A2%      1.50%    Floating (3)(5)       Subordinate        5.06      37-95      November 2036
     I-B-3      $2,140,000   AA+/Baa1     1.00%    Floating (3)(5)       Subordinate        4.54      37-74      November 2036
     I-B-4      $2,140,000   AA/Baa3      0.50%    Floating (3)(5)       Subordinate     Not Marketed Hereby     November 2036
Total Group   $425,836,000
I Certi-
  ficates
    II-A-1    $169,695,000   AAA/Aaa     44.05%    Floating (3)(5)      Super Senior        3.27      1-100      January 2037
    II-A-2     $84,847,000   AAA/Aaa     16.07%    Floating (3)(5)  Level 1 Senior Support  3.27      1-100      January 2037
    II-A-3     $28,282,000   AAA/Aaa      6.75%    Floating (3)(5)  Level 2 Senior Support  3.27      1-100      January 2037
    II-B-1      $6,369,000   AA+/Aaa      4.65%    Floating (3)(5)       Subordinate        6.04      44-100     January 2037
    II-B-2      $3,791,000   AA/Aa1       3.40%    Floating (3)(5)       Subordinate        6.03      44-100     January 2037
    II-B-3      $1,516,000   AA-/Aa2      2.90%    Floating (3)(5)       Subordinate        6.03      44-100     January 2037
    II-B-4      $2,881,000   A+/A1        1.95%    Floating (3)(5)       Subordinate        5.97      44-100     January 2037
    II-B-5      $1,668,000   A-/A3        1.40%    Floating (3)(5)       Subordinate        5.68      44-90      January 2037
    II-B-6      $1,516,000   BBB+/Baa2    0.90%    Floating(3)(5)        Subordinate        Not Marketed Hereby  January 2037
Total Group
II Certi-     $300,565,000
 ficates
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class I-C-1                N/A
    Class I-C-2               $100
     Class I-P                $100
    Class II-C                 N/A
    Class II-F                $100
    Class II-P                $100
      Class R                 $100
     Class R-X                $100
--------------------------------------------------------------------------------



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Notes:

(1) The original principal balance of the Group I Certificates and the Group II Certificates are approximate and subject to a variance of +/- 10%.

(2) The Certificates are priced to the 10% optional clean-up call and based on the pricing prepayment speed described herein.

(3) Offered Certificates will settle flat and accrue interest on an actual/360 basis.

(4) Credit Enhancement for the Group I Certificates will consist of excess spread, overcollateralization and subordination. The Group I Certificates will also have the benefit of a Swap Agreement and a Cap Agreement. Credit Enhancement for the Group II Certificates will consist of excess spread, overcollateralization and subordination as more fully described herein. The expected initial credit enhancement percentages are as provided above. The initial overcollateralization amount for the Group I Mortgage Loans will equal approximately 0.50% as of the Cut-off Date; the initial overcollateralization amount for the Group II Mortgage Loans will equal approximately 0.90% as of the Cut-off Date.

(5) The Offered Certificates will bear interest at a pass-through rate equal to the least of (i) one month LIBOR plus the related margin, (ii) 10.50% per annum and (iii) the related net rate cap. After the first possible optional termination date, the related margin for the Class I-A and Class II-A Certificates will increase by 2 times the original margin; the related margin for the Class I-B and Class II-B Certificates will increase by 1.5 times the original margin.

(6) The legal final maturity date for the Group I Offered Certificates is the month after the month in which the latest maturing Group I Mortgage Loan matures. The legal final maturity date for the Group II Certificates is the Distribution Date occurring in January 2037. It is intended that the amounts deposited in a final maturity reserve account, which may be funded by diverting interest otherwise payable to the Group II Certificates into a final maturity reserve account, will be sufficient to retire the Group II Offered Certificates on the legal final maturity date, even though the outstanding principal balance of the Group II Mortgage Loans having a remaining term to maturity of greater than 360 months have not been reduced to zero on the legal final maturity date. The actual legal final maturity date for each of the Offered Certificates may be earlier, and could be substantially earlier, than the Distribution Date in January 2037. In any case, the method used to fund the final maturity reserve account will be acceptable to the rating agencies.



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Trust:                  Mortgage Pass-Through Certificates, Series 2007-1.

Depositor:              Lares Asset Securitization, Inc.

Sponsor:                Luminent Mortgage Capital, Inc.

Servicer:               All of the Group I Mortgage  Loans  will be  serviced by
                        Washington Mutual Bank, FA. All of the Group II Mortgage
                        Loans will be serviced by IndyMac Bank FSB.

Originators:            All of the Group I Mortgage  Loans were  originated  or
                        aquired by Washington   Mutual   Bank,   FA.  Of  these,
                        approximately 10.55% were originated by Metrocities
                        Mortgage LLC. All of the Group II Mortgage Loans were originated by IndyMac Bank, FSB.

Master Servicer/Securities
Administrator/Custodian: Wells Fargo Bank, N.A.

Lead Manager:           Greenwich Capital Markets, Inc.

Co-Managers:            WaMu Capital Corp. and Lehman Brothers Inc.


Trustee:                HSBC Bank USA, National Association.

Swap Provider:          [TBD].  The Swap Provider will be rated at least "A"  by
                        Standard and Poor's and at least "A" by Fitch Ratings.

Cap  Provider(s):       [TBD].  The  Cap  Provider will be rated at least "A" by
                        Standard and Poor's and at least "A" by Fitch Ratings.

Lender-Paid Mortgage
Insurance Provider:     Triad Guaranty Insurance Corporation ("TGIC").

Supplemental Interest Trust
Trustee:                Wells Fargo Bank, NA.

Cut-off Date:           January 1, 2007.

Expected Pricing Date:  January [18], 2007.

Expected Closing Date:  January 25, 2007.



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Rating Agencies:        Standard & Poor's ("S&P") and Moody's Investors Service,
                        Inc. ("Moody's").

Group I
Offered  Certificates:  The  Class  I-A-1  and  Class  I-A-2  Certificates  will represent interests in the Group I Mortgage Loans, and the Class I-A-1 and Class I-A-2 Certificates will be referred to as the Class I-A Certificates.

                        The Class I-B-1, Class I-B-2, Class I-B-3 and Class I-B-4 Certificates will each represent subordinated interests in the Group I Mortgage Loans and will be referred to as the Class I-B Certificates.

                        The  Class  I-A   Certificates   and   the   Class   I-B
                        Certificates will be referred to as the Group I Offered Certificates.

Group II
Offered  Certificates:  The  Class  II-A-1,   Class  II-A-2  and   Class  II-A-3
                        Certificates will represent interests in  the  Group  II
                        Mortgage  Loans,  and the Class II-A-1, Class II-A-2 and
                        Class II-A-3 Certificates will be referred to as the Class II-A Certificates.

                        The  Class  II-B-1, Class  II-B-2,  Class II-B-3,  Class

                        II-B-4, Class II-B-5 and Class II-B-6 Certificates will each represent subordinated interests in the Group II Mortgage Loans and will be referred to as the Class II-B Certificates.

                        The  Class   II-A   Certificates   and  the  Class  II-B
                        Certificates will be referred to as the Group II Offered Certificates.

                        The Class I-A Certificates and the Class II-A Certificates will be referred to as the Class A Certificates. The Class I-B Certificates and the Class II-B Certificates will be referred to as the Class B Certificates.

                        The   Group  I  Offered Certificates  and  the  Group II
                        Offered Certificates will be referred to as the Offered Certificates.




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Non-Offered

Certificates:           The Class I-C-1, Class I-C-2, Class II-C,  Class   II-F,
                        Class I-P, Class II-P, Class R and Class RX Certificates
                        are not offered hereby and will be referred  to  as  the
                        "Non-Offered Certificates."   The    Group   I   Offered
                        Certificates, the Group II Offered Certificates  and the
                        Non-Offered Certificates will be referred to herein as the "Certificates."

Group I Mortgage Loans: The  Group I Mortgage  Loans will consist of  adjustable rate One-Year LIBOR (73.05%) and Six-Month LIBOR (26.95%) indexed mortgage loans with an aggregate principal balance of approximately $427,975,166 as of the Cut-Off Date. All of the Group I Mortgage Loans have initial rate adjustments occurring 6 months or one, two, three, five, seven or ten years after the date of origination. Approximately 85.62% of the Group I Mortgage Loans allow for payments of interest only for a three, five, seven or ten year period set forth in the related mortgage note. After such interest only period, each such Mortgage Loan will fully amortize over its remaining term. The remaining approximately 14.38% of the Group I Mortgage Loans require payments of principal and interest that will fully amortize each such Mortgage Loan over its original term.

Group II Mortgage Loans: The Group II Mortgage Loans consist of adjustable rate, first lien residential mortgage loans with an aggregate principal balance as of the Cut-off Date of approximately $303,296,887. All of the Group II Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period of 1 or 3 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the "MTA"). After the initial fixed interest rate period, the interest rate for each Group II Mortgage Loan will adjust monthly to equal the sum of the related
                        Index  and  the  gross  margin.   None  of the Group II
                        Mortgage Loans are subject to a periodic rate adjustment cap. All of the Mortgage Loans are subject to a maximum mortgage rate.

                        For all of the Group II Mortgage Loans, the minimum monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.500% of the current monthly payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance would exceed a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                        Negative amortization on a Group II Mortgage Loan will

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                    occur when the borrower  elects to make the minimum  monthly payment and such payment is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.


Registration:       The  trust will issue the Offered Certificates  initially in
                    book-entry  form.  Persons  acquiring   interests  in  these
                    Offered Certificates will hold their beneficial interests through The Depository Trust Company (DTC), in the United
                    States, or Clearstream Banking, societe anonyme or the Euroclear System, in Europe.

Tax  Status:        One  or  more  elections  will  be  made  t o treat  certain designated  portions of the trust as one or more real estate
                    mortgage   investment   conduits  for  federal   income  tax
                    purposes.

ERISA  Eligibility: Subject   to   satisfaction   of   certain  conditions,  the
                    Offered Certificates are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") or any federal, state or local law ("Similar Law") which is substantially similar to ERISA or the Code (collectively, a "Plan").

                    Prior to the termination of the Supplemental Interest Trust, a Plan must meet the requirements of an investor-based class exemption or a statutory exemption to be eligible to purchase the Group I Offered Certificates.

                    For so long as the Final Maturity Reserve Account is in existence, a Plan must meet the requirements of an investor-based class exemption or a statutory exemption to be eligible to purchase the Group II Certificates.

                    Plans should consult with their legal advisors before investing in the Offered Certificates.



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SMMEA Treatment:    The Class A, Class I-B, Class II-B-1, Class II-B-2 and Class
                    II-B-3   Certificates  will  constitute   "mortgage  related
                    securities" for purposes of SMMEA, so long as they are rated in one of the two highest rating categories by a one of the Rating Agencies.

Denomination:       For  each   class   of  Offered  Certificates, $100,000, and
                    in multiples of $1.00 in excess thereof.

Optional  Termination:  At its option, the sponsor or its designee  may purchase from the trust all of (i) the Group I Mortgage Loans, together with any properties in respect thereof acquired on behalf of the trust, and thereby effect termination and early retirement of the Group I Certificates after the stated principal balance of the Group I Mortgage Loans (and properties acquired in respect thereof) remaining in the trust  has  been  reduced  to 10%  or  less  of  the  stated
                    principal balance of the Group I Mortgage Loans as of the Cut-off Date and (ii) the Group II Mortgage Loans, together with any properties in respect thereof acquired on behalf of the trust, and thereby effect termination and early retirement of the Group II Certificates after the stated principal balance of the Group II Mortgage Loans (and properties acquired in respect thereof) remaining in the trust has been reduced to 10% or less of the stated principal balance of the Group II Mortgage Loans as of the Cut-off Date.

Distribution  Date:  The  25th  day  of  each  month,  or, if  such day is not a day is not a business day, on the next succeeding business day, beginning in February 2007.

Record  Date:       For each  class of  certificates  and for  any  Distribution
                    Date, the business day preceding the applicable Distribution
                    Date so long as the certificates  remain in book-entry form.
                    For  any  class  of  certificates   that  is  no  longer  in
                    book-entry form, and for any Distribution Date, the record date shall be the last business day of the month preceding the month in which such Distribution Date occurs.

Delay Days:         0 (zero) days for the Offered Certificates.

Determination  Date: With respect to any  Distribution  Date  and  the  Mortgage
                    Loans, the 15th day of the calendar month in which such Distribution Date occurs or, if such day is not a business day, the business day immediately preceding such 15th day.

LIBOR  Determination:  With  respect  to each class of Offered  Certificates and
Date: any Distribution Date, the second LIBOR Business Day preceding the commencement of the related Interest Accrual Period. LIBOR Business Day means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.



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Due  Period:        With  respect to any  Distribution Date and a Mortgage Loan, the period commencing on the second day of the month immediately preceding the month in which such Distribution Date occurs and ending at the close of business on the first day of the calendar month in which such Distribution Date occurs.

Prepayment Period:  With respect to a  Distribution  Date,  the  calendar  month immediately preceding the month in which such Distribution Date occurs.

Interest Accrual    The interest  accrual  period for the  Certificates  will be
Period:             the period  commencing on the Distribution Date in the month preceding the month in which a Distribution Date occurs (or the closing date, in the case of the first interest accrual period) and ending on the day immediately prior to such Distribution Date. All distributions of interest on the Offered Certificates will be based on a 360-day year and the actual number of days in the applicable Interest Accrual
                    Period. The Offered  Certificates will initially settle flat
                    (no accrued interest).

Pass-Through  Rates:  The  Offered  Certificates  will  bear interest at a pass-
                    through rate equal to the least of (i) one-month LIBOR plus the related margin, (ii) 10.50% per annum and (iii) the related Net Rate Cap.

Step-up Coupon:     If the related Optional  Termination is not exercised on the first Distribution Date following the Distribution Date on which it could have been exercised, the margin on the Class
                    A Certificates will increase to 2.0 times their related initial margins and the margins on each of the Class B
                    Certificates will increase to 1.5 times their related initial margins.

Principal and       Each  Servicer  will  make  cash  advances  with  respect to
Interest Advances:  delinquent payments of scheduled interest and  principal (or in the case of the Group II Mortgage Loans, the minimum payment as described in the related mortgage note) on the Mortgage Loans for which it acts as Servicer, in general, to the extent that such Servicer reasonably believes that such cash advances can be repaid from future payments on the related Mortgage Loans. If the related Servicer fails to make any required advances, the Master Servicer may be obligated to do so.



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Final Maturity
Reserve Amount:     For  the  Group II Mortgage  Loans  and  each   Distribution
                    Date beginning with the Distribution Date in February 2017 and ending on the earlier of (a) the termination of the trust and (b) the Distribution Date in January 2037, in the event that the aggregate stated principal balance of Group
                    II Mortgage Loans with an original term to maturity of greater then 30 years is greater than the Final Maturity
                    Reserve Schedule (as shown herein) for such period, the product of (i) the Final Maturity Reserve Rate, (ii) the aggregate stated principal balance of the Group II Mortgage
                    Loans as of the  first day of the  related  Due  Period  and
                    (iii) one-twelfth.

Final  Maturity     For the  Group II  Mortgage Loans, the product of (i)  1.00%
Reserve Rate:       multiplied  by (ii) the quotient of (a) the aggregate stated
                    principal  balance  as of the  Cut-off  Date of the Group II
                    Mortgage Loans having original terms of greater than 30 years to maturity divided by (b) the aggregate stated principal balance as of the Cut-off Date of all Group II
                    Mortgage Loans.

Final Maturity      A trust account  established by the Securities Administrator
Reserve Account:     for the deposit of the Final
                    Maturity  Reserve  Amount  to be used to pay  the  Group  II
                    Certificates on the earlier of (a) the termination of the trust and (b) the Distribution Date in January 2037.

Group I Interest
Remittance  Amount: For  any  Distribution  Date,  the  amount  of  all interest received all interest received in respect of the Group I Mortgage Loans with respect to the related Due Period less
                    (i) the Servicing Fee, (ii) the Master Servicing Fee, (iii) the Lender-Paid Mortgage Insurance Premium, and (iv) any net swap payment or swap termination payment owed to the Swap Provider (other than a swap termination payment in the event that the Swap Provider is the defaulting party or an affected party under the Swap Agreement).




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Group II Interest

Remittance  Amount: For  any  Distribution  Date,  the  amount  of  all interest received in respect of the Group II Mortgage Loans with respect to the related Due Period less (i) the Servicing Fee, (ii) the Master Servicing Fee and (iii) the Lender-Paid Mortgage Insurance Premium. In addition, the Group II Interest Remittance Amount will be increased by the amount of any principal prepayments that otherwise would have been included in the Group II Principal Remittance Amount for such Distribution Date but that are applied to the Group II Interest Remittance Amount in accordance with the definition of Group II Net Deferred Interest.

Group I Principal
Remittance Amount:  For any Distribution Date, (a) the sum of (i) the  principal portion of all scheduled monthly payments on the Group I Mortgage Loans due on the related Due Date, to the extent received or advanced; (ii) the principal portion of all proceeds of the repurchase of any Group I Mortgage Loan (or, in the case of substitution, certain amounts representing a principal adjustment during the preceding calendar month); and (iii) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related Group I Mortgage Loans, including full and partial prepayments, the proceeds of any repurchase of such Group I Mortgage Loans, liquidation proceeds and insurance proceeds, in each case to the extent applied as recoveries of principal less (b) any amounts payable to the Swap Provider or the Cap Provider (including any net swap payment and any swap termination payment owed to the Swap Provider (other than a swap termination payment in the event that the Swap Provider is the defaulting party or an affected party under the Swap Agreement)) not covered by the Group I Interest Remittance Amount. .





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Group II Principal
Remittance Amount:  For  any  Distribution   Date,  the sum of (i) the principal
                    portion of all  scheduled  monthly  payments on the Group II
                    Mortgage  Loans due on the related  Due Date,  to the extent received  or  advanced;  (ii) the  principal  portion of all proceeds of the  repurchase  of any Group II  Mortgage  Loan
                    (or,   in  the  case  of   substitution,   certain   amounts
                    representing  a principal  adjustment)  during the preceding calendar month; and (iii) the principal portion of all other
                    unscheduled   collections   received  during  the  preceding
                    calendar  month in respect of the related  Group II Mortgage
                    Loans, including full and partial prepayments,  the proceeds
                    of  any   repurchase  of  such  Group  II  Mortgage   Loans,
                    liquidation proceeds and insurance proceeds, in each case to the extent applied as recoveries of principal. In addition, the Group II Principal Remittance Amount will be reduced by the amount of principal prepayments that otherwise would have been included in the Group II Principal Remittance
                    Amount  but which  are  included  in the  Group II  Interest
                    Remittance Amount in accordance with the definition of Group
                    II Net Deferred Interest.

Servicing Fee Rate: The  Servicing  Fee  Rate will be 0.250% or 0.375% per annum for the Group I Mortgage Loans and 0.375% per annum for the Group II Mortgage Loans.

Master Servicing    The  Master  Servicing Fee Rate will be [0.0135]%  per annum
Fee Rate:           (this includes the trustee fee and the custodian fee).

Lender-Paid PMI Fee Each  Mortgage  Loan with a  loan-to-value   ratio in excess
Rate: of 80% is covered by a primary insurance policy, either paid by the borrower or the originator. In addition, the sponsor has arranged for all of the Mortgage Loans with an LTV greater than or equal to 75.00% and less than or equal to 80.00% (other than those Group II Mortgage Loans where the related mortgaged property is located in New York) to be covered by Lender-Paid Primary Mortgage Insurance policies, which will insure each covered Mortgage Loan to 65%. The premiums for such policies will be payable monthly by the Master Servicer out of interest collections on the related Mortgage Loans. The Premium Rate will be 0.360% per annum for the covered Group I Mortgage Loans and will be 0.480% per annum for the covered Group II Mortgage Loans, plus tax, where the related mortgaged property is located in Kentucky or West Virginia.

Group I Net         With  respect  to  each  Group  I  Mortgage  Loan,  the then
Mortgage Rate:      applicable  mortgage  rate  thereon  minus  the  sum  of the applicable (i) Servicing Fee Rate, (ii) the Master Servicing
                    Fee Rate, and (iii) Lender-Paid PMI Fee Rate.

Group II Net        With respect to  each  Group  II  Mortgage  Loan,  the  then
Mortgage Rate:      applicable   mortgage  rate  thereon  minus  the  sum of the
                    applicable (i) Servicing Fee Rate, (ii) the Master Servicing
                    Fee Rate,  (iii)  Lender-Paid PMI Fee Rate and (iv) for each
                    Distribution  Date  on or  after  the  Distribution  Date in


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                    February 2017 the Final Maturity Reserve Rate.

Group I Net WAC:    With  respect  to  the Group I Offered  Certificates and any
                    Distribution Date, the excess of (1) the weighted average of the Net Mortgage Rates on the Group I Mortgage Loans as of the first day of the related Due Period (after giving effect to principal prepayments received in the Prepayment Period related to such Distribution Date) over (2) the sum of (i) a per annum rate equal to the Net Swap Payment with respect to the Swap Agreement payable to the Swap Provider on such Distribution Date, divided by the stated principal balance of the Group I Mortgage Loans as of the first day of the related Due Period, multiplied by 12, and (ii) a per annum rate equal to any Swap Termination Payment with respect to the Swap Agreement not due to a Swap Provider Trigger Event payable to the Swap Provider on such Distribution Date, divided by the stated principal balance of the Group I
                    Mortgage  Loans  as of the  first  day of  the  related  Due
                    Period, multiplied by 12.

Group I Net Rate    For  any  Distribution  Date, the product of (i) the Group I
Cap:                Net WAC multiplied by (ii) the quotient of 30 divided by the actual number of days in the Accrual Period.

Group II Net  WAC:  With  respect to the  Group II  Offered Certificates and any
                    Distribution Date the weighted average Net Mortgage Rate on the Group II Mortgage Loans as of the first day of the related Due Period.

Group  II Net       For any  Distribution  Date, the product of (i) the Group II
Rate Cap:           Net WAC  multiplied  by (ii) the quotient  of 30 divided  by the actual number of days in the Accrual Period.

Group II Net        With   respect  to  the   Group  II  Mortgage  Loans and any
Deferred Interest:  Distribution Date, the excess,  if any, of (i) the  deferred interest on the Group II Mortgage  Loans for the related Due
                    Period  over  (ii)  the   aggregate   amount  of   principal
                    prepayments in whole or in part received with respect to the Group II Mortgage Loans for the related Prepayment Period.




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Group II Adjusted   For  any   Distribution   Date  and  any  Group  II  Offered
Rate Cap:           Certificate, the Group II Net Rate Cap for such Distribution
                    Date,  computed for this purpose by first reducing the Group
                    II Net WAC by a per annum rate  equal to the  product of (i)
                    the  Net  Deferred   Interest  for  such  Distribution  Date
                    multiplied by (ii) the quotient of 12 divided by the aggregate stated principal balance or the Group II Mortgage
                    Loans as of the first day of the related Due Period.

Group II Allocated
Net Deferred        For any  Distribution Date and any Class of Group II Offered
Interest:           Certificates,  Net  Deferred  Interest,  if  any,  for  such
                    Distribution Date will be allocated to any such Class to the extent that the interest accrued on such Class for the related Accrual Period at the related Pass-Through Rate exceeds the amount of interest accrued for such Accrual
                    Period at the Group II Adjusted Cap Rate. Any interest so deferred shall be added to the Class Principal Balance for such Class.

Certificate
Principal Balance:  With respect to any Certificate as of any Distribution  Date will equal such Certificate's initial principal amount on the Closing Date, plus any related Group II Allocated Net Deferred Interest allocated thereto on such Distribution Date and on any previous Distribution Date on account of any negative amortization on the Group II Mortgage Loans, plus any Subsequent Recoveries added to the Certificate Principal Balance of such Certificate, and as reduced by (1) all amounts allocable to principal previously distributed with respect to such Certificate, and (2) any Realized Losses allocated to such class on previous Distribution Dates.






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Credit  Enhancement: Group I  Certificates

                    The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Group I Certificates, as the case may be:
                    1)  Subordination
                    2)  Overcollateralization
                    3)  Excess Cashflow
                    4) Lender-Paid  Primary  Mortgage  Insurance
                    The Group I Certificates also will have the benefit of a Swap Agreement and a Cap Agreement.

                    Group II Certificates
                    The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Group II Certificates, as the case may be:
                    1)  Subordination
                    2)  Overcollateralization
                    3)  Excess Cashflow
                    4) Lender-Paid Primary Mortgage Insurance

Subordination:      Group I Certificates
                    The Class I-B Certificates will be subordinate to, and provide credit support for, the Class I-A Certificates.
                    Among the Class I-B Certificates, subordination will rank in priority from highest to lowest in the following order:
                    Class  I-B-1,  Class  I-B-2,  Class  I-B-3 and  Class  I-B-4
                    Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

                    Group II Certificates
                    The Class II-B Certificates will be subordinate to, and provide credit support for, the Class II-A Certificates. Among the Class II-B Certificates, subordination will rank in priority from highest to lowest in the following order:
                    Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4, Class II-B-5 and Class II-B-6 Certificates, with each subsequent class providing credit support for the prior class or classes, if any.

Group I
Overcollateralization
Amount:             For any  Distribution  Date,  the  amount,  if any, by which
                    (i) the aggregate stated principal balance of the Group I Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period), exceeds (ii) the sum of (x) the aggregate Certificate Principal Balance of the Class I-A, Class I-B and Class I-P Certificates as of such Distribution Date and (y) one-half of the aggregate Certificates Principal Balance of the Class R and Class RX Certifcates as of such Distribution Date (after taking into account the principal distributed on that Distribution Date).



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Group II
Overcollateralization
Amount:             For any  Distribution  Date,  the  amount, if any, by  which
                    (i) the aggregate stated principal balance of the Group II Mortgage Loans (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period), exceeds (ii) the sum of (x) the aggregate Certificate Principal Balance of the Class II-A, Class II-B, Class II-F and Class II-P Certificates as of such Distribution Date and
                    (y) one-half of the aggregate Certificate Principal Balance of the Class R and Class RX Certificates as of such Distribution Date (each after taking into account the principal distributed on that Distribution Date).

Group I Target
Overcollateralization
Amount: With respect to any Distribution Date, (i) prior to the Group I Stepdown Date, an amount equal to approximately 0.50% of the aggregate stated principal balance of the Group I Mortgage Loans as of the Cut-off Date, (ii) on or after the Group I Stepdown Date provided a Group I Trigger Event is not in effect, the greater of (x) 1.00% of the aggregate stated principal balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (y) 0.50% of the aggregate stated principal balance of the Group I Mortgage Loans as of the Cut-off Date (approximately $2,139,876) or (iii) on or after the Group I Stepdown Date and if a Group I Trigger Event is in effect, the Group I Overcollateralization Target Amount for the immediately preceding Distribution Date. The Group I Overcollateralization Target Amount for the Group I Offered Certificates is expected to be fully funded on the Closing Date.





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Group II Target
Overcollateralization
Amount: With respect to any Distribution Date, (i) prior to the Group II Stepdown Date, an amount equal to approximately 0.90% of the aggregate stated principal balance of the Group II Mortgage Loans as of the Cut-off Date, (ii) on or after the Group II Stepdown Date provided a Group II Trigger Event is not in effect, the greater of (x) (1) prior to the Distribution Date in February 2013, 2.25% of the aggregate stated principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (2) on or after the Distribution Date in February 2013, 1.800% of the aggregate stated principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Realized Losses incurred during the related Due Period) and (y) 0.50% of the aggregate stated principal balance of the Group II Mortgage Loans as of the Cut-Off Date (approximately $1,516,484), or (iii) on or after the Group II Stepdown Date and if a Group II Trigger Event is in effect, the Group II Overcollateralization Target Amount for the immediately preceding Distribution Date. The Group II Overcollateralization Target Amount for the Group II Offered Certificates is expected to be fully funded on the Closing Date.






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Group I
Overcollateralization
Release Amount:     With respect to any Distribution Date  for which the Group I
                    Excess  Overcollateralization  Amount is, or would be, after taking into  account all other  distributions  to be made on that Distribution  Date,  greater than zero, an amount equal
                    to   the    lesser    of   (i)   the    Group    I    Excess
                    Overcollateralization  Amount for that Distribution Date and
                    (ii) principal collected on the Group I Mortgage Loans with respect to that Distribution Date.

Group II
Overcollateralization
Release Amount:     With respect to any Distribution Date for which the Group II
                    Excess  Overcollateralization  Amount is, or would be, after taking into  account all other  distributions  to be made on that Distribution  Date,  greater than zero, an amount equal
                    to   the    lesser    of   (i)   the    Group   II    Excess
                    Overcollateralization  Amount for that Distribution Date and
                    (ii) the Group II Principal Remittance Amount with respect to that Distribution Date.

Group I Excess
Overcollateralization
Amount:             With   respect  to  any   Distribution   Date, the   excess,
                    if any of the Group I Overcollateralization Amount over the Group I Overcollateralization Target Amount.

Group II Excess
Overcollateralization
Amount: With respect to any Distribution Date, the excess, if any of the Group II Overcollateralization Amount over the Group II Overcollateralization Target Amount.

Group I
Overcollateralization
Deficiency:         With  respect  to any Distribution Date, the excess, if any, of (i) the Group I Target  Overcollateralization  Amount for
                    such    Distribution    Date   over   (ii)   the   Group   I
                    Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate
                    Principal Balances of all Group I Certificates resulting from the distribution of the Group I Principal Distribution
                    Amount on such Distribution Date, but prior to taking into account any Group I Realized Losses on such Distribution
                    Date.

Group II
Overcollateralization
Deficiency:         With respect to any Distribution Date, the  excess,  if any, of (i) the Group II Target  Overcollateralization Amount for
                    such    Distribution   Date   over   (ii)   the   Group   II
                    Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Certificate
                    Principal Balances of all Group II Certificates resulting from the distribution of the Group II Principal Distribution
                    Amount on such Distribution Date, but prior to taking into account any Group II Realized Losses on such Distribution
                    Date.




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Group I Monthly
Excess Cashflow:    With  respect  to  any Distribution Date, the sum of (i) the remaining  Group I  Interest  Remittance  Amount  after  the distributions  pursuant  to clause  (ii) of Group I Interest
                    Distribution     Priority,      (ii)     the     Group     I
                    Overcollateralization   Release  Amount  and  (iii)  without
                    duplication, any portion of the Group I Principal Remittance
                    Amount remaining after the distributions  pursuant to clause
                    (1)(iii)  or (2)(vi) of the Group I  Principal  Distribution
                    Priority, as applicable.

Group II Monthly
Excess Cashflow:    With  respect  to  any Distribution Date, the sum of (i) the remaining  Group II  Interest  Remittance  Amount  after the distributions  pursuant to clause (iii) of Group II Interest
                    Distribution     Priority,     (ii)     the     Group     II
                    Overcollateralization   Release  Amount  and  (iii)  without
                    duplication,   any   portion  of  the  Group  II   Principal
                    Remittance Amount remaining after the distributions pursuant to clause (1)(ii) or (2)(ix) of the Group II Principal
                    Distribution Priority, as applicable.


Group I Stepdown    The  earlier  to occur of (i) the Distribution Date on which
Date:               the aggregate Certificate Principal Balance of the Class I-A
                    Certificates is reduced to zero and (ii) the later to occur of: (x) the Distribution Date occurring in February 2010 and
                    (y) the  first  Distribution  Date on  which  the  aggregate
                    Certificate Principal Balance of the Class I-B Certificates plus the Group I Overcollateralization Amount divided by the aggregate stated principal balance of the Group I Mortgage
                    Loans is greater than or equal to 9.00%.

Group II Stepdown   The  earlier  to occur of (i) the Distribution Date on which
Date:               the aggregate Certificate Principal  Balance  of  the  Class
                    II-A Certificates is reduced to zero and (ii) the later to occur of: (x) the Distribution Date occurring in Fabruary
                    2010 and (y) the first Distribution Date on which the aggregate Certificate Principal Balance of the Class II-B
                    Certificates plus the related Group II Overcollateralization
                    Amount divided by the sum of the aggregate stated principal balance of the Group II Mortgage Loans is greater than or equal to (i) prior to the Distribution Date in January 2013, 16.875% and (ii) on or after the Distribution Date in January 2013, 13.500%.





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Credit Enhancement  The Credit Enhancement  Percentage for any Distribution Date
Percentage:         is  the percentage obtained by dividing  (x)  the  aggregate
                    Certificate   Principal  Balance  of  the  related  Class  B
                    Certificates  (including  the related  Overcollateralization
                    Amount)  by  (y)  the  aggregate  principal  balance  of the related Mortgage Loans, calculated after taking into account distributions of principal on the related Mortgage Loans and distribution of the related Principal  Distribution  Amounts
                    to  the  holders  of  the  certificates   then  entitled  to
                    distributions of principal on such Distribution Date.

Group I Trigger     A  Group  I  Trigger  Event  will  exist  after  the Group I
Event:              Stepdown  Date  if (i) the principal amount  of the  Group I
                    Mortgage   Loans  that  are  60  days  or  more   delinquent
                    (including foreclosed  properties,  REO and bankruptcy) on a three-month rolling average exceeds  approximately 40.00% of the sum of the aggregate  Certificate  Principal  Balance of
                    the    Class    I-B    Certificates    and   the   Group   I
                    Overcollateralization   Amount,   or  (ii)  the   Cumulative
                    Realized Losses with respect to the Group I Mortgage Loans exceeds specified percentages described below as of the specified Distribution Dates:

                    February 2009 - January 2010                [0.15]%
                    February 2010 - January 2011                [0.25]%
                    February 2011 - January 2012                [0.50]%
                    February 2012 - January 2013                [0.70]%
                    February 2013 and thereafter                [0.75]%

Group II Trigger    A  Group  II  Trigger  Event  will  exist after the Group II
Event:              Stepdown  Date if (i) the principal amount  of the  Group II
                    Mortgage   Loans  that  are  60  days  or  more   delinquent
                    (including foreclosed  properties,  REO and bankruptcy) on a three-month rolling average exceeds  approximately 40.00% of the sum of the aggregate  Certificate  Principal  Balance of
                    the   Class   II-B    Certificates    and   the   Group   II
                    Overcollateralization   Amount,   or  (ii)  the   Cumulative
                    Realized Losses with respect to the Group II Mortgage Loans exceeds specified percentages described below as of the specified Distribution Dates:

                    February 2009 - January 2010                [0.15]%
                    February 2010 - January 2011                [0.35]%
                    February 2011 - January 2012                [0.60]%
                    February 2012 - January 2013                [0.85]%
                    February 2013 - January 2014                [1.15]%
                    February 2014 and thereafter                [1.25]%





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Group I
Realized Losses:    Any  Group  I  Realized Losses on the related Mortgage Loans will be allocated on any Distribution  Date, first, to Group
                    I net monthly excess cashflow  (including  amounts  received under the Swap and Cap Agreements),  second, in reduction of the  Group I  Overcollateralization  Amount,  third,  to the
                    Class I-B-4 Certificates  until their Certificate  Principal
                    Balance  is  reduced  to zero,  fourth,  to the Class  I-B-3
                    Certificates  until their  Certificate  Principal Balance is reduced  to zero,  fifth,  to the Class  I-B-2  Certificates until  their  Certificate  Principal  Balance  is reduced to zero,  sixth,  to the Class I-B-1  Certificates  until their
                    Certificate Principal Balance is reduced to zero, seventh to
                    the  Class  I-A-2   Certificates   until  their  Certificate
                    Principal Balance is reduced to zero, and eighth to the Class I-A-1 certificates until their Certificate Principal
                    Balance is reduced to zero.

                    Once Realized Losses have been allocated to the Class I-A Certificates or the Class I-B Certificates, such amounts with respect to such Certificates will no longer accrue interest; however, such amounts may be paid thereafter to the extent of funds available from Group I excess cashflow.


Group II Realized   Any Group II Realized  Losses on the related Mortgage  Loans
Losses:             will  be  allocated  on  any Distribution  Date,  first,  to
                    Group II net monthly excess cashflow,  second,  in reduction of the Group II Overcollateralization  Amount, third, to the
                    Class II-B-6 Certificates until their Certificate  Principal
                    Balance  is  reduced to zero,  fourth,  to the Class  II-B-5
                    Certificates  until their  Certificate  Principal Balance is reduced to zero,  fifth,  to the Class  II-B-4  Certificates until  their  Certificate  Principal  Balance  is reduced to zero,  sixth, to the Class II-B-3  Certificates  until their
                    Certificate  Principal Balance is reduced to zero,  seventh, to the Class  II-B-2  Certificates  until their  Certificate
                    Principal  Balance is reduced to zero,  eighth, to the Class
                    II-B-1   Certificates  until  their  Certificate   Principal
                    Balance  is  reduced  to zero,  ninth,  to the Class  II-A-3
                    Certificates  until their  Certificate  Principal Balance is
                    reduced   to  zero,   and   tenth,   to  the  Class   II-A-2
                    Certificates, until their Certificate Principal Balance is reduced to zero and then to the Class II-A-1 Certificates.

                    Once Realized Losses have been allocated to the Class II-A Certificates or the Class II-B Certificates, such amounts with respect to such Certificates will no longer accrue interest; however, such amounts may be paid thereafter to the extent of funds available from Group II net monthly excess cashflow.






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Interest Carry      As of any Distribution  Date,  generally  an amount equal to
Forward Amount:     the sum of (i) the  excess of (a) the  Interest Distribution
                    Amount  for such Class  with  respect to prior  Distribution
                    Dates over (b) the amount actually distributed to such Class of Certificates with respect to interest on or after such prior Distribution Dates and (ii) interest thereon at the applicable Pass-Through Rate.

Interest Distribution
Amount: The Interest Distribution Amount for the Offered Certificates of any class on any Distribution Date is equal to interest accrued during the related Interest Accrual Period on the Certificate Principal Balance of that class immediately prior to the Distribution Date at the Pass-Through Rate for that class, in each case, reduced by any Prepayment Interest Shortfalls to the extent not covered by Compensating Interest and any shortfalls resulting from the application of the Relief Act, and with respect to the Group II Offered Certificates, the Group II Allocated Net Deferred Interest allocated to such class. Group I Principal Distribution Amount: The Group I Principal Distribution Amount for any Distribution will be the Group I Principal Remittance Amount MINUS any Group I Overcollateralization Release Amount for such Distribution Date.

Group II Principal
Distribution        The   Group  II  Principal  Distribution   Amount  for   any
Amount:             Distribution Date will be the Group II Principal  Remittance
                    Amount  MINUS  any  Group II  Overcollateralization  Release
                    Amount for such Distribution Date.


Basis Risk          Because  each  mortgage  loan  has  a  mortgage rate that is
Shortfall:          adjustable, and will adjust based on Six-Month  LIBOR,  One-
                    Year LIBOR or One-Year  MTA, and the  Pass-Through  Rates on
                    the   Certificates   are  based  on  One-Month   LIBOR,  the
                    application  of the  related  Net Rate Cap  could  result in
                    shortfalls   of   interest   otherwise   payable   on  those
                    certificates  in certain  periods (such  shortfalls,  "Basis
                    Risk Shortfalls"). If Basis Risk Shortfalls occur, then in the case of the Certificates, such shortfalls will be carried forward as Basis Risk Shortfall Carryover Amounts and paid from net monthly excess cashflow to the extent available on a subordinated basis on the same Distribution
                    Date or in any subsequent Distribution Date.




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Basis Risk Shortfall
Carryover Amount:   With respect to any Distribution Date and the  Certificates, the excess of (i) the amount of interest such class would have accrued on such Distribution Date had the applicable
                    Pass-Through  Rate not been  subject to the related Net Rate
                    Cap, over (ii) the amount of interest such class of Certificates received on such Distribution Date if the Pass-Through Rate is limited to the related Net Rate Cap, together with the unpaid portion of any such amounts from prior Distribution Dates (and accrued interest thereon at the then applicable Pass-Through Rate, without giving effect to the related Net Rate Cap). The ratings on each class of certificates do not address the likelihood of the payment of any Basis Risk Shortfall Carryover Amount.

Group I Interest
Distribution
Priority:           On each  Distribution Date, the Group I Interest  Remittance
                    Amount will be distributed in the following order of priority:

                    (i) Concurrently to the Class I-A Certificates, pro rata their respective Interest Distribution Amounts and Interest Carry Forward Amounts for such Distribution Date;

                    (ii) sequentially,   to  the  Class  I-B  Certificates,   in
                         numerical order, their respective Interest Distribution Amounts and Interest Carry Forward Amounts for such Distribution Date; and

                    (iii) for  application  as part of  Group I  Monthly  Excess
                         Cashflow for such Distribution Date, as described herein.








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Group I Principal
Distribution        On  each  Distribution   Date,   the   Group   I   Principal
Priority:           Distribution  Amount  will  be  distributed in the following order of priority:

                    (1)  prior  to  the  Group  I   Stepdown   Date  or  on  any
                         Distribution Date with respect to which a Group I Trigger Event is in effect:

                         i) to the Class I-A-1 and Class I-A-2 Certificates, pro rata, until the Certificate Principal Balance of each such class has been reduced to zero;

                        ii) sequentially, to the Class I-B-1 Certificates, Class I-B-2 Certificates, Class I-B-3 Certificates and Class I-B-4 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

                        iii) from  amounts otherwise  distributable to the Class
                             I-C-1  Certificates,  to  the Supplemental Interest
                             Trust, for payment to the Swap Provider to the extent not previously paid, any swap termination payment owed to the Swap Provider pursuant to the Swap Agreement in the event that the Swap Provider is the defaulting party or an affected party under the Swap Agreement; and

                         iv) for  application as part of Group I Monthly  Excess
                             Cashflow for such Distribution Date, as described herein.


                    (2) On or after the Group I Stepdown Date and on any Distribution Date with respect to which a Group I Trigger Event is not in effect:

                         (i) to the Class I-A Certificates,  pro rata, an amount
                             equal to the Class I-A Principal Distribution Amount for such Distribution Date; until the Certificate Principal Balance of each such class has been reduced to zero;

                        (ii) to the ClassI-B-1 Certificates,  an amount equal to
                             the Class I-B-1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such class has been reduced to zero;

                       (iii) to  the  Class I-B-2 Certificates,  an amount equal
                             to the Class I-B-2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such class has been reduced to zero;

                        (iv) to the Class I-B-3 Certificates,  an  amount  equal
                             to Class I-B-3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of each such class has been reduced to zero;



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                         (v) to the Class I-B-4 Certificates, an amount equal to
                             the Class I-B-4 Principal Distribution  Amount  for
                             such  Distribution   Date,  until  the  Certificate
                             Principal Balance of such class has been reduced to zero;

                        (vi) from  amounts otherwise distributable to the  Class
                             I-C-1 Certificates, to the Supplemental Interest Trust, for payment to the Swap Provider, to the extent not previously paid, any swap ermination payment owed to the Swap Provider pursuant to the Swap Agreement in the event that the Swap Provider is the defaulting party or an affected party under the Swap Agreement; and

                      (vii) for application as part of Group I Monthly Excess Cashflow for such Distribution Date, as described herein.










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Group I Monthly Excess
Cashflow Distribution
Priority:           On each  Distribution  Date,  the  Group  I  Monthly  Excess
                    Cashflow will be distributed in the following order of priority:

                    (i) to distribute the Group I Overcollateralization Deficiency Amount as principal, payable as part of the Group I Principal Distribution Amount, as described above;

                    (ii) to each  class of Class  I-A  Certificates,  pro  rata, based upon the entitlement of each class to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amounts and to pay any Group I Realized Losses applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class I-A Certificates;

                    (iii) to each class of Class I-B  Certificates  sequentially in numerical order to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amounts and to pay any Group I Realized Loss applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class I-B Certificates;

                    (iv) from amounts otherwise distributable to the Class I-C-1
                         Certificates, to each class of Class I-A certificates, pro rata, based upon the entitlement of each class and then sequentially in numerical order to each class of Class I-B certificates, any unpaid Group I Basis Risk Shortfall Carryover Amounts ;

                    (v) from amounts otherwise distributable to the Class I-C-1 Certificates, to the Supplemental Interest, for payment to the Swap Provider, to the extent not previously paid, any swap termination payment owed to the Swap Provider pursuant to the Swap Agreement in the event that the Swap Provider is the defaulting party or an affected party under the Swap Agreement (to the extent not received by it from a replacement Swap Provider in respect of a replacement Swap Agreement or similar agreement); and





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                    (vi) to the  Non-offered  Certificates  as  specified in the pooling agreement.

Supplemental Interest
Trust Distributions
Swap Account:       On each Distribution Date, (and after all distributions made under Group I Monthly Excess Cashflow  above),  funds in the
                    Supplemental   Interest  Trust  with  respect  to  the  Swap
                    Agreement will be distributed in the following order of priority:

                    (i) to the Swap Provider, all net swap payments, if any, owed to the Swap Provider for such Distribution Date;

                    (ii) to the Swap  Provider,  any swap  termination  payment, other than due to a Swap Provider Trigger Event, if any, owed to the Swap Provider;

                    (iii) to the classes of Group I  Certificates  then entitled to receive distributions in respect of principal in the priority described above under "Group I Principal Distribution Priority" for such Distribution Date, any remaining Group I Overcollateralization Deficiency;

                    (iv) to each  class of Class  I-A  Certificates,  pro  rata, based upon the entitlement of each class to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amount;

                    (v) to each class of Class I-A Certificates, pro rata, to pay any Group I Realized Losses applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class I-A Certificates;

                    (vi) to each class of Class I-B Certificates sequentially in numerical order, to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amount;

                    (vii) to each class of Class I-B  Certificates  sequentially in numerical order, to pay any Group I Realized Loss applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class I-B Certificates;

                    (vii) to each  class of Class  I-A  certificates,  pro rata, based upon the entitlement of each class and then sequentially in numerical order to each class of Class I-B certificates, any unpaid Group I Basis Risk Shortfall Carryover Amounts;

                    (viii) to the Swap  Provider,  to the extent not  previously paid, any swap termination payment due to a Swap Provider Trigger Event;

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                    (ix) to the Class I-C-2 Certificates, any remaining amounts.

                    Amounts  distributed  in respect of clauses  (iii),  (v) and
                    (vii) above shall not exceed the aggregate of current or prior Group I Realized Losses not previously reimbursed by subsequent recoveries or the Group I Monthly Excess Cashflow Amount.

Supplemental Interest
Trust Distributions
Cap Account:        On each Distribution Date, (and after all distributions made under  Group I  Monthly  Excess  Cashflow  and  Supplemental
                    Interest Trust Distributions-Swap Account above), funds in the Supplemental Interest Trust with respect to the Cap
                    Agreement will be distributed in the following order of priority:

                    (i) to the classes of Group I Certificates then entitled to receive distributions in respect of principal in the priority described above under "Group I Principal Distribution Priority" for such Distribution Date, any remaining Group I Overcollateralization Deficiency;

                    (ii) to each  class of Class  I-A  Certificates,  pro  rata, based upon the entitlement of each class to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amount;

                    (iii) to each class of Class I-A Certificates,  pro rata, to pay any remaining Group I Realized Losses applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class I-A Certificates;

                    (iv) to each class of Class I-B Certificates sequentially in numerical order, to pay any unpaid Interest Distribution Amounts and any Interest Carry Forward Amount;

                    (v) to each class of Class I-B Certificates sequentially in numerical order, to pay any remaining Group I Realized Loss applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class I-B Certificates;

                    (vi) to each  class of Class  I-A  certificates,  pro  rata, based upon the entitlement of each class and then sequentially in numerical order to each class of Class I-B certificates, any unpaid Group I Basis Risk Shortfall Carryover Amounts;

                    (vii) to  the  Class  I-C-2   Certificates,   any  remaining
                         amounts.

                    Amounts distributed in respect of clauses (i), (iii) and (v) above shall not exceed the aggregate of current or prior Group I Realized Losses not previously reimbursed by subsequent recoveries or the Group I Monthly Excess Cashflow

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                    Amount or payments from funds in the  Supplemental  Interest
                    Trust with respect to the Swap Agreement.

Group II Interest
Distribution
Priority:           On each Distribution  Date, the Group II Interest Remittance
                    Amount will be distributed in the following order of priority:

                    (i)  to pay the Final Maturity Reserve Amount;

                    (ii) to  the  Class  II-A  Certificates,   pro  rata,  their
                         respective Interest Distribution Amounts and Interest Carry Forward Amounts for such Distribution Date;

                    (iii) sequentially  to  the  Class  II-B  Certificates,   in
                         numerical order, their respective Interest Distribution Amounts and Interest Carry Forward Amounts for such Distribution Date;

                    (iv) For  application  as part of  Group II  Monthly  Excess
                         Cashflow for such Distribution Date, as described herein.

Group II Principal
Distribution
Priority:           On  each   Distribution   Date,   the   Group  II  Principal
                    Distribution Amount will be distributed in the following order of priority:

                    (1)  Prior  to  the  Group  II  Stepdown   Date  or  on  any
                         Distribution Date with respect to which a Group II Trigger Event is in effect:

                         (i) to the Class II-A Certificates, pro rata, until the
                             Certificate Principal Balance  of each such   class
                             has been  reduced to zero;

                        (ii) sequentially  to the Class   II-B-1   Certificates,
                             Class II-B-2 Certificates, Class II-B-3 Certificates, Class II-B-4 Certificates, Class II-B-5 Certificates and Class II-B-6 Certificates, in that order, until the Certificate Principal Balance of each such class has been reduced to zero;

                       (iii) for  application as part of the  Group  II  Monthly
                             Excess Cashflow for such Distribution Date, as described herein.





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                    (2)  On or  after  the  Group  II  Stepdown  Date and on any
                         Distribution Date with respect to which a Group II Trigger Event is not in effect:

                        (i) to the Class II-A Certificates, pro rata, an amount equal to the Class II-A Principal Distribution Amount for such Distribution Date; until the Certificate Principal Balance of each such class has been reduced to zero;

                       (ii) to the Class II-B-1 Certificates, an amount equal to the Class II-B-1 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such class has been reduced to zero;

                       (iii) to the Class  II-B-2  Certificates, an amount equal
                             to the Class II-B-2 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such class has been reduced to zero;

                        (iv) to the Class II-B-3 Certificates, an  amount  equal
                             to Class II-B-3 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of each such class has been reduced to zero;

                        (v) to the Class II-B-4 Certificates, an amount equal to the Class II-B-4 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such class has been reduced to zero;

                        (vi) to the Class II-B-5  Certificates,  an amount equal
                             to the Class II-B-5 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such class has been reduced to zero;

                       (vii) to the Class II-B-6 Certificates,  an  amount equal
                             to the Class II-B-6 Principal Distribution Amount for such Distribution Date, until the Certificate Principal Balance of such class has been reduced to zero; and

                      (viii) for application as part of Group II  Monthly Excess
                             Cashflow for such Distribution Date, as described herein.





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Group II Monthly
Excess Cashflow
Distribution
Amount:             Group  II   Monthly   Excess  Cashflow,  if   any,  will  be
                    distributed in the following order of priority:

                    (i)  to  distribute   the  Group  II   Overcollateralization
                         Deficiency Amount as principal;

                    (ii) to each  class of Class  II-A  certificates,  pro rata, based upon the entitlement of each class (1) first, to pay any unpaid Interest Distribution Amount and Interest Carry Forward Amount and (2) second, to pay any Group II Realized Losses applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class II-A Certificates;

                    (iii) to each class of Class II-B certificates  sequentially in numerical order (1) first, to pay any unpaid Interest Distribution Amount and Interest Carry Forward Amount, and (2) second, to pay any Group II Realized Losses applied to reduce the Certificate Principal Balances for such Distribution Date and prior Distribution Dates for such class of Class II-B Certificates;

                    (iv) from amounts otherwise  distributable to the Class II-C
                         Certificates, to each class of Class II-A Certificates, pro rata, based upon the entitlement of each class and then sequentially in numerical order to each class of Class II-B Certificates, any unpaid Basis Risk Shortfall Carryover Amounts; and

                    (v) to the Non-offered Certificates as specified in the Pooling Agreement.


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Class I-A Principal For  any Distribution Date on or after the Group I Stepdown
Distribution        Date on which a Group I Trigger  Event  is not in effect, an
Amount:             amount  equal  to  the  lesser  of (A) the aggregate Group I
                    Principal Distribution Amount for such Distribution Date and
                    (B) the  excess  (if any) of (x) the  aggregate  Certificate
                    Principal Balance of the Class I-A Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate stated principal balance of the Group I
                    Mortgage  Loans as of the last day of the related due period
                    (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group I Realized Losses incurred during the related
                    Prepayment Period ) multiplied by (i) [91.00]% and (b) the amount, if any, by which (i) the aggregate stated principal balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group I Realized Losses incurred during the related Prepayment Period) exceeds (ii) the sum of [0.50]% of the Cut-off Date stated principal balance of the Group I Mortgage Loans.

Class I-B-1         For any  Distribution Date on or after the Group I  Stepdown
Principal           Date on which a Group I Trigger Event is not in  effect,  an
Distribution        amount  equal  to the excess (if  any) of (x) the sum of (i)
Amount:             the aggregate Certificate Principal Balance of the Class I-A
                    Certificates  (after taking into account the distribution of
                    the  Class  I-A  Principal   Distribution   Amount  on  such
                    Distribution  Date)  and  (ii)  the  Certificate   Principal
                    Balance of the Class I-B-1 Certificates immediately prior to such  Distribution  Date  over  (y)  the  lesser  of (a) the aggregate stated  principal  balance of the Group I Mortgage
                    Loans as of the last day of the  related  Due Period  (after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced, and unscheduled collections of principal received during the related  Prepayment  Period, and after reduction for Group I
                    Realized  Losses  incurred  during  the  related  Prepayment
                    Period)  multiplied  by (i) [94.80]% and (b) the amount,  if any, by which (i) the aggregate stated principal  balance of the Group I Mortgage Loans as of the last day of the related
                    Due Period  (after  giving  effect to scheduled  payments of principal  due during the  related  Due Period to the extent
                    received  or  advanced,   and  unscheduled   collections  of
                    principal received during the related Prepayment Period, and after reduction for Group I Realized Losses incurred during the related Prepayment Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group I
                    Mortgage Loans.


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Class I-B-2         For any  Distribution  Date on or after the Group I Stepdown
Principal           Date on which a Group I Trigger  Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the aggregate Certificate Principal Balance of the Class I-A and Class I-B-1 Certificates  (after taking into account the distribution  of the  Class I-A and  Class  I-B-1  Principal
                    Distribution Amounts on such Distribution Date) and (ii) the
                    Certificate   Principal   Balance   of   the   Class   I-B-2
                    Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate stated principal balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group I Realized Losses incurred during the related Prepayment Period) multiplied by (i)
                    [97.00]% and (b) the amount, if any, by which (i) the aggregate stated principal balance of the Group I Mortgage
                    Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group I
                    Realized  Losses  incurred  during  the  related  Prepayment
                    Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group I Mortgage Loans.

Class 1-B-3         For any Distribution  Date on or after the Group II Stepdown
Principal           Date on which a Group I Trigger  Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the  aggregate  Certificate  Principal  Balance of the Class
                    I-A, Class I-B-1 and Class I-B-2 Certificates  (after taking into account the  distribution of the Class I-A, Class I-B-1 and  Class  I-B-2  Principal  Distribution  Amount  on  such
                    Distribution  Date)  and  (ii)  the  Certificate   Principal
                    Balance of the Class I-B-3 Certificates immediately prior to such  Distribution  Date  over  (y)  the  lesser  of (a) the aggregate stated  principal  balance of the Group I Mortgage
                    Loans as of the last day of the  related  Due Period  (after giving effect to scheduled  payments of principal due during the related Due Period,  to the extent received or advanced, and unscheduled collections of principal received during the related  Prepayment  Period, and after reduction for Group I
                    Realized  Losses  incurred  during  the  related  Prepayment
                    Period)  multiplied  by (i) [98.00]% and (b) the amount,  if any, by which (i) the aggregate stated principal  balance of the Group I Mortgage Loans as of the last day of the related
                    Due Period  (after  giving  effect to scheduled  payments of principal  due during the  related  Due Period to the extent
                    received  or  advanced,   and  unscheduled   collections  of
                    principal received during the related Prepayment Period, and after reduction for Group I Realized Losses incurred during the related Prepayment Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group I
                    Mortgage Loans.


--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 35 of 76
--------------------------------------------------------------------------------

Class I-B-4         For any  Distribution  Date on or after the Group I Stepdown
Principal           Date on which a Group I Trigger  Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the  aggregate  Certificate  Principal  Balance of the Class
                    I-A, Class I-B-1,  Class I-B-2 and Class I-B-3  Certificates
                    (after  taking into  account the  distribution  of the Class
                    I-A,  Class  I-B-1,  Class I-B-2 and Class  I-B-3  Principal
                    Distribution  Amount on such Distribution Date) and (ii) the
                    Certificate   Principal   Balance   of   the   Class   I-B-4
                    Certificates immediately prior to such Distribution Date over (y) the lesser of (a) the aggregate stated principal balance of the Group I Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period, to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group I Realized Losses incurred during the related Prepayment Period) multiplied by (i)
                    [99.00]% and (b) the amount, if any, by which (i) the aggregate stated principal balance of the Group I Mortgage
                    Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group I
                    Realized  Losses  incurred  during  the  related  Prepayment
                    Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group I Mortgage Loans.

Class II-A          For any Distribution  Date on or after the Group II Stepdown
Principal           Date on which a Group II Trigger Event is not in effect,  an
Distribution        amount  equal to the  lesser of (A) the  aggregate  Group II
Amount:             Principal Distribution Amount for such Distribution Date and
                    (B) the  excess  (if any) of (x) the  aggregate  Certificate
                    Principal Balance of the Class II-A Certificates immediately prior to such  Distribution  Date over (y) the lesser of (a)
                    the  aggregate  stated  principal  balance  of the  Group II
                    Mortgage  Loans as of the last day of the related Due Period
                    (after giving effect to scheduled  payments of principal due during the  related Due  Period,  to the extent  received or advanced, and unscheduled  collections of principal received during the related  Prepayment  Period,  and after reduction for Group II  Realized  Losses  incurred  during the related
                    Prepayment   Period  )  multiplied   by  (i)  prior  to  the
                    Distribution date in February 2013 approximately [83.125]% and (ii) on or after the Distribution Date in February 2013 approximately [86.500]% and (b) the amount, if any, by which
                    (i) the aggregate stated  principal  balance of the Group II
                    Mortgage  Loans as of the last day of the related Due Period
                    (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related
                    Prepayment Period) exceeds (ii) the sum of [0.50]% of the Cut-off Date balance of the Group II Mortgage Loans plus the negative amortization on the Group II Mortgage Loans.

--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 36 of 76
--------------------------------------------------------------------------------

Class II-B-1        For any Distribution  Date on or after the Group II Stepdown
Principal           Date on which a Group II Trigger Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the  aggregate  Certificate  Principal  Balance of the Class
                    II-A   Certificates   (after   taking   into   account   the
                    distribution of the Class II-A Principal Distribution Amount
                    on  such   Distribution   Date)  and  (ii)  the  Certificate
                    Principal   Balance   of  the  Class   II-B-1   Certificates
                    immediately  prior to such  Distribution  Date  over (y) the lesser of (a) the aggregate stated principal  balance of the
                    Group II  Mortgage  Loans as of the last day of the  related
                    Due Period  (after  giving  effect to scheduled  payments of principal  due during the related Due Period,  to the extent
                    received  or  advanced,   and  unscheduled   collections  of
                    principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related  Prepayment  Period)  multiplied by (i) prior to
                    the  Distribution   date  in  February  2013   approximately
                    [88.375]%  and (ii) on or  after  the  Distribution  Date in
                    February 2013 approximately [90.700]% and (b) the amount, if any, by which (i) the aggregate stated principal  balance of the  Group  II  Mortgage  Loans  as of the  last  day of the
                    related  Due  Period   (after  giving  effect  to  scheduled
                    payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related Prepayment Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group II
                    Mortgage Loans plus the negative  amortization  on the Group
                    II Mortgage Loans.

Class II-B-2        For any Distribution  Date on or after the Group II Stepdown
Principal           Date on which a Group II Trigger Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the  aggregate  Certificate  Principal  Balance of the Class
                    II-A  and  Class  II-B-1  Certificates  (after  taking  into account the  distribution of the Class II-A and Class II-B-1
                    Principal  Distribution  Amounts on such Distribution  Date)
                    and (ii) the  Certificate  Principal  Balance  of the  Class
                    II-B-2  Certificates  immediately prior to such Distribution
                    Date  over  (y)  the  lesser  of (a)  the  aggregate  stated
                    principal  balance of the Group II Mortgage  Loans as of the last day of the related Due Period  (after  giving effect to scheduled  payments of principal  due during the related Due
                    Period, to the extent received or advanced,  and unscheduled
                    collections  of  principal   received   during  the  related
                    Prepayment Period, and after reduction for Group II Realized
                    Losses  incurred  during  the  related   Prepayment  Period)
                    multiplied by (i) prior to the Distribution date in February
                    2013 approximately [91.500]% and (ii) on or after the Distribution Date in February 2013 approximately [93.200]% and (b) the amount, if any, by which (i) the aggregate stated principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II
                    Realized  Losses  incurred  during  the  related  Prepayment
                    Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group II Mortgage Loans plus the negative amortization on the Group II Mortgage Loans.

--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 37 of 76
--------------------------------------------------------------------------------

Class II-B-3        For any Distribution  Date on or after the Group II Stepdown
Principal           Date on which a Group II Trigger Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the  aggregate  Certificate  Principal  Balance of the Class
                    II-A,  Class  II-B-1 and Class  II-B-2  Certificates  (after taking  into  account  the  distribution  of the Class II-A,
                    Class II-B-1 and Class II-B-2 Principal Distribution Amounts
                    on  such   Distribution   Date)  and  (ii)  the  Certificate
                    Principal   Balance   of  the  Class   II-B-3   Certificates
                    immediately  prior to such  Distribution  Date  over (y) the lesser of (a) the aggregate stated principal  balance of the
                    Group II  Mortgage  Loans as of the last day of the  related
                    Due Period  (after  giving  effect to scheduled  payments of principal  due during the related Due Period,  to the extent
                    received  or  advanced,   and  unscheduled   collections  of
                    principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related  Prepayment  Period)  multiplied by (i) prior to
                    the  Distribution   date  in  February  2013   approximately
                    [92.750]%  and (ii) on or  after  the  Distribution  Date in
                    February 2013 approximately [94.200]% and (b) the amount, if any, by which (i) the aggregate stated principal  balance of the  Group  II  Mortgage  Loans  as of the  last  day of the
                    related  Due  Period   (after  giving  effect  to  scheduled
                    payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related Prepayment Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group II
                    Mortgage Loans plus the negative  amortization  on the Group
                    II Mortgage Loans.

Class II-B-4        For any Distribution  Date on or after the Group II Stepdown
Principal           Date on which a Group II Trigger Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the  aggregate  Certificate  Principal  Balance of the Class
                    II-A,   Class   II-B-1,   Class   II-B-2  and  Class  II-B-3
                    Certificates  (after taking into account the distribution of the Class II-A, Class II-B-1,  Class II-B-2 and Class II-B-3
                    Principal  Distribution  Amounts on such Distribution  Date)
                    and (ii) the  Certificate  Principal  Balance  of the  Class
                    II-B-4  Certificates  immediately prior to such Distribution
                    Date  over  (y)  the  lesser  of (a)  the  aggregate  stated
                    principal  balance of the Group II Mortgage  Loans as of the last day of the related Due Period  (after  giving effect to scheduled  payments of principal  due during the related Due
                    Period, to the extent received or advanced,  and unscheduled
                    collections  of  principal   received   during  the  related
                    Prepayment Period, and after reduction for Group II Realized
                    Losses  incurred  during  the  related   Prepayment  Period)
                    multiplied by (i) prior to the Distribution date in February
                    2013 approximately [95.125]% and (ii) on or after the Distribution Date in February 2013 approximately [96.100]% and (b) the amount, if any, by which (i) the aggregate stated principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II
                    Realized  Losses  incurred  during  the  related  Prepayment
                    Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group II Mortgage Loans plus the negative amortization on the Group II Mortgage Loans.

--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 38 of 76
--------------------------------------------------------------------------------

Class II-B-5        For any Distribution  Date on or after the Group II Stepdown
Principal           Date on which a Group II Trigger Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the  aggregate  Certificate  Principal  Balance of the Class
                    II-A,  Class II-B-1,  Class  II-B-2,  Class II-B-3 and Class
                    II-B-4   Certificates   (after   taking  into   account  the
                    distribution of the Class II-A, Class II-B-1,  Class II-B-2,
                    Class II-B-3 and Class II-B-4 Principal Distribution Amounts
                    on  such   Distribution   Date)  and  (ii)  the  Certificate
                    Principal   Balance   of  the  Class   II-B-5   Certificates
                    immediately  prior to such  Distribution  Date  over (y) the lesser of (a) the aggregate stated principal  balance of the
                    Group II  Mortgage  Loans as of the last day of the  related
                    Due Period  (after  giving  effect to scheduled  payments of principal  due during the related Due Period,  to the extent
                    received  or  advanced,   and  unscheduled   collections  of
                    principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related  Prepayment  Period)  multiplied by (i) prior to
                    the  Distribution   date  in  February  2013   approximately
                    [96.500]%  and (ii) on or  after  the  Distribution  Date in
                    February 2013 approximately [97.200]% and (b) the amount, if any, by which (i) the aggregate stated principal  balance of the  Group  II  Mortgage  Loans  as of the  last  day of the
                    related  Due  Period   (after  giving  effect  to  scheduled
                    payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II Realized Losses incurred during the related Prepayment Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group II
                    Mortgage Loans plus the negative  amortization  on the Group
                    II Mortgage Loans.








--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 39 of 76
--------------------------------------------------------------------------------

Class II-B-6        For any Distribution  Date on or after the Group II Stepdown
Principal           Date on which a Group II Trigger Event is not in effect,  an
Distribution        amount  equal to the  excess  (if any) of (x) the sum of (i)
Amount:             the  aggregate  Certificate  Principal  Balance of the Class
                    II-A, Class II-B-1, Class II-B-2, Class II-B-3, Class II-B-4
                    and Class II-B-5 Certificates (after taking into account the distribution of the Class II-A, Class II-B-1,  Class II-B-2,
                    Class  II-B-3,  Class  II-B-4  and  Class  II-B-5  Principal
                    Distribution Amounts on such Distribution Date) and (ii) the
                    Certificate   Principal   Balance   of  the   Class   II-B-6
                    Certificates  immediately  prior to such  Distribution  Date over (y) the lesser of (a) the  aggregate  stated  principal balance of the Group II Mortgage Loans as of the last day of the related Due Period  (after  giving  effect to  scheduled payments of principal due during the related Due Period,  to the extent received or advanced, and unscheduled collections of principal  received during the related Prepayment Period, and after  reduction for Group II Realized  Losses  incurred during the  related  Prepayment  Period)  multiplied  by (i)
                    prior   to  the   Distribution   date   in   February   2013
                    approximately   [97.750]%   and   (ii)  on  or   after   the
                    Distribution Date in February 2013 approximately [98.200]% and (b) the amount, if any, by which (i) the aggregate stated principal balance of the Group II Mortgage Loans as of the last day of the related Due Period (after giving effect to scheduled payments of principal due during the related Due Period to the extent received or advanced, and unscheduled collections of principal received during the related Prepayment Period, and after reduction for Group II
                    Realized  Losses  incurred  during  the  related  Prepayment
                    Period) exceeds (ii) [0.50]% of the Cut-off Date stated principal balance of the Group II Mortgage plus the negative amortization on the Group II Mortgage Loans.








--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 40 of 76
--------------------------------------------------------------------------------


Swap Agreement:     The   Supplemental   Interest  Trust  will  include  a  swap
                    derivative  contract  for the benefit of the Group I Offered
                    Certificates (the "Swap Agreement"). The Swap Agreement will be  with  [TBD]  (the  "Swap  Provider").  The  Supplemental
                    Interest  Trust will make payments  based on the  applicable fixed payment rate and the applicable  notional  balance for the  Distribution  Date specified below and the Supplemental
                    Interest  Trust will  receive  payments  based on  one-month
                    LIBOR  and  the   applicable   notional   balance   for  the
                    Distribution Date specified below.  Swap Agreement  Notional
                    Balance Schedule

-----------------------------------------------------------------------------
          Notional
Period   Balance ($)     Rate         Period  Notional Balance ($)   Rate
-----------------------------------------------------------------------------
   1   427,975,166.13   5.10000         43       49,338,598.74      5.10000
   2   406,923,166.34   5.10000         44       46,935,461.75      5.10000
   3   386,908,079.82   5.10000         45       44,649,344.68      5.10000
   4   367,878,754.73   5.10000         46       42,474,550.57      5.10000
   5   349,786,567.08   5.10000         47       40,405,659.74      5.10000
   6   332,462,243.36   5.10000         48       38,437,516.33      5.10000
   7   316,026,473.44   5.10000         49       36,565,215.42      5.10000
   8   289,758,871.99   5.10000         50       34,784,090.87      5.10000
   9   275,599,760.31   5.10000         51       33,089,703.63      5.10000
  10   262,132,777.10   5.10000         52       31,477,830.75      5.10000
  11   249,324,074.25   5.10000         53       29,054,227.99      5.10000
  12   237,141,459.92   5.10000         54       27,471,644.45      5.10000
  13   225,554,317.40   5.10000         55       25,826,350.06      5.10000
  14   214,066,923.77   5.10000         56       11,279,316.62      5.10000
  15   203,419,508.23   5.10000         57       10,660,913.74      5.10000
  16   193,485,346.45   5.10000         58       10,141,464.30      5.10000
  17   184,036,444.30   5.10000         59        9,647,317.55      5.10000
  18   175,049,090.15   5.10000         60        9,177,241.30      5.10000
  19   166,338,901.67   5.10000         61        8,730,063.35      5.10000
  20   158,217,198.57   5.10000         62        8,304,668.56      5.10000
  21   150,492,126.71   5.10000         63        7,899,996.09      5.10000
  22   143,144,310.68   5.10000         64        7,515,036.77      5.10000
  23   136,155,321.88   5.10000         65        7,148,830.55      5.10000
  24   129,507,632.29   5.10000         66        6,800,464.11      5.10000
  25   123,184,570.40   5.10000         67        6,469,068.62      5.10000
  26   116,936,207.83   5.10000         68        6,153,817.55      5.10000
  27   111,187,049.02   5.10000         69        5,853,924.61      5.10000
  28   104,833,434.76   5.10000         70        5,568,641.80      5.10000
  29    99,724,313.89   5.10000         71        5,297,257.55      5.10000
  30    94,864,161.26   5.10000         72        5,039,094.92      5.10000
  31    90,202,661.64   5.10000         73        4,793,509.93      5.10000
  32    85,449,803.34   5.10000         74        4,559,889.99      5.10000
  33    81,288,371.72   5.10000         75        4,337,652.31      5.10000
  34    77,329,554.82   5.10000         76        4,126,242.48      5.10000
  35    73,563,489.68   5.10000         77        3,925,133.10      5.10000
  36    69,980,793.35   5.10000         78        3,733,822.46      5.10000
  37    66,572,539.53   5.10000         79        3,551,833.25      5.10000
  38    63,330,236.41   5.10000         80        1,558,659.97      5.10000
  39    60,245,805.44   5.10000         81        1,482,650.71      5.10000
  40    57,311,561.28   5.10000         82        1,410,346.71      5.10000
  41    54,520,192.64   5.10000         83        1,341,567.42      5.10000
  42    51,864,744.09   5.10000         84        1,276,141.07      5.10000
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 41 of 76
--------------------------------------------------------------------------------

Cap Agreement:      The  Group  I  Certificateholders  will  benefit  from a Cap
                    Agreement  with notional  amounts and strike rates set forth
                    below.   Under  the  Cap   Agreement,   on  or  before  each
                    Distribution  Date commencing with the Distribution  Date in
                    March 2007, and ending with the Distribution Date in January
                    2015, the Cap Agreement Provider will be obligated to make a payment for that  Distribution  Date equal to the product of
                    (x) the  excess,  if any,  of (a)  One-Month  LIBOR (up to a maximum  of  10.50%)  as  determined  pursuant  to  the  Cap
                    Agreement  over (b) the related cap rate as set forth below,
                    (y) the notional  amount for such  Distribution  Date as set forth below and (z) a fraction,  the  numerator  of which is
                    equal  to  the  actual   number  of  days  in  the   related
                    calculation period as provided in the Cap Agreement, and the denominator of which is 360.

-----------------------------------------------------------------------------------------------------------------------------------
          Notional                     Notional                                                            Notional Balance
Period   Balance ($)  Cap Rate Period  Balance ($) Cap Rate Period    Notional Balance($) Cap Rate Period        $         Cap Rate
-----------------------------------------------------------------------------------------------------------------------------------
   1         N/A         N/A     25    149,847,286  5.870749    49       137,554,089      5.904884   73      40,602,472     6.305619
   2      13,111,385  6.470569   26    151,028,176  6.559238    50       136,100,029      6.590532   74      39,993,295     7.034153
   3      25,332,881  5.796541   27    151,803,694  5.876887    51       134,619,180      5.904825   75      39,388,346     6.305469
   4      36,712,920  6.006294   28    153,275,659  6.109394    52       133,114,654      6.118115   76      38,787,892     6.532067
   5      47,297,461  5.796621   29    153,593,874  5.896331    53       132,479,607      5.931485   77      38,192,175     6.305317
   6      57,253,156  6.006615   30    153,751,836  6.109344    54       131,055,270      6.151791   78      37,601,420     6.531908
   7      66,456,745  5.797073   31    153,798,218  5.897751    55       129,748,464      5.946173   79      37,015,831     6.305162
   8      85,626,092  5.863741   32    154,021,355  5.903775    56       141,397,784      6.304104   80      16,808,391     6.428182
   9      92,822,925  6.075674   33    153,737,036  6.117033    57       139,122,800      6.533452   81      16,542,857     6.658891
   10     99,456,486  5.863706   34    153,332,436  5.903722    58       136,802,820      6.306668   82      16,279,951     6.428072
   11    105,558,241  6.075638   35    152,815,893  6.116978    59       134,510,830      6.533316   83      16,019,738     6.658777
   12    111,158,046  5.863671   36    152,195,298  5.903668    60       132,247,069      6.306536   84      15,762,273     6.427960
   13    116,284,222  5.863653   37    151,478,110  5.903641    61        48,109,912      6.306469   85      16,721,511     6.427903
   14    121,430,241  6.305584   38    150,671,380  6.590910    62        47,480,584      6.775450   86      16,410,486     7.169558
   15    125,853,662  5.868195   39    149,781,776  5.905169    63        46,850,062      6.306333   87      16,105,229     6.427788
   16    129,679,116  6.080275   40    148,815,596  6.118473    64        46,218,994      6.532966   88      15,805,635     6.658481
   17    133,132,389  5.868157   41    147,778,789  5.905114    65        45,587,988      6.306195   89      15,511,598     6.427671
   18    136,235,104  6.080236   42    146,676,976  6.118415    66        44,957,607      6.532823   90      15,223,016     6.658359
   19    139,169,591  5.870865   43    145,515,461  5.905057    67        44,328,379      6.306055   91      14,939,787     6.427552
   20    141,622,531  5.870846   44    144,299,253  5.905029    68        43,700,797      6.305984   92      14,661,812     6.427491
   21    143,783,787  6.083015   45    143,033,077  6.118327    69        43,075,316      6.532602   93      14,388,995     6.658171
   22    145,670,794  5.870808   46    141,721,389  5.904972    70        42,452,363      6.305840   94      14,121,238     6.427368
   23    147,300,077  6.082975   47    140,368,392  6.118268    71        41,832,332      6.532452   95      13,858,450     6.658043
   24    148,687,296  5.870769   48    138,978,048  5.904914    72        41,215,589      6.305693   96      13,600,538     6.427243
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 42 of 76
--------------------------------------------------------------------------------


                    Final Maturity Reserve Schedule

               Aggregate                    Aggregate                    Aggregate
               Principal                    Principal                 Principal Balance
  Period       Balance ($)      Period      Balance ($)      Period           ($)

   121      23,280,169.14         162     12,441,171.68        203     6,571,524.59
   122      22,929,598.95         163     12,250,902.75        204     6,468,817.67
   123      22,584,197.39         164     12,063,460.23        205     6,367,652.19
   124      22,243,889.05         165     11,878,802.73        206     6,268,005.48
   125      21,908,599.62         166     11,696,889.48        207     6,169,855.17
   126      21,578,255.88         167     11,517,680.26        208     6,073,179.24
   127      21,252,785.66         168     11,341,135.48        209     5,977,955.96
   128      20,932,117.84         169     11,167,216.09        210     5,884,163.95
   129      20,616,182.34         170     10,995,883.64        211     5,791,782.12
   130      20,304,910.07         171     10,827,100.21        212     5,700,789.70
   131      19,998,232.98         172     10,660,828.44        213     5,611,166.22
   132      19,696,083.98         173     10,497,031.53        214     5,522,891.51
   133      19,398,396.98         174     10,335,673.19        215     5,435,945.67
   134      19,105,106.81         175     10,176,717.68        216     5,350,309.13
   135      18,816,149.28         176     10,020,129.77        217     5,265,962.58
   136      18,531,461.12         177      9,865,874.73        218     5,182,887.00
   137      18,250,979.99         178      9,713,918.36        219     5,101,063.65
   138      17,974,644.42         179      9,564,226.94        220     5,020,474.05
   139      17,702,393.88         180      9,416,767.25        221     4,941,100.00
   140      17,434,168.69         181      9,271,506.54        222     4,862,923.56
   141      17,169,910.03         182      9,128,412.56        223     4,785,927.07
   142      16,909,559.96         183      8,987,453.50        224     4,710,093.11
   143      16,653,061.37         184      8,848,598.04        225     4,635,404.51
   144      16,400,357.96         185      8,711,815.30        226     4,561,844.37
   145      16,151,394.28         186      8,577,074.85        227     4,489,396.01
   146      15,906,115.66         187      8,444,346.72        228     4,418,043.02
   147      15,664,468.24         188      8,313,601.34        229     4,347,769.21
   148      15,426,398.94         189      8,184,809.61        230     4,278,558.65
   149      15,191,855.43         190      8,057,942.84        231     4,210,395.62
   150      14,960,786.18         191      7,932,972.74        232     4,143,264.63
   151      14,733,140.36         192      7,809,871.45        233     4,077,150.44
   152      14,508,867.93         193      7,688,611.52        234     4,012,037.99
   153      14,287,919.54         194      7,569,165.89        235     3,947,912.50
   154      14,070,246.57         195      7,451,507.89        236     3,884,759.34
   155      13,855,801.09         196      7,335,611.24        237     3,822,564.15
   156      13,644,535.91         197      7,221,450.06        238     3,761,312.74
   157      13,436,404.47         198      7,108,998.83        239     3,700,991.15
   158      13,231,360.93         199      6,998,232.41        240     3,641,585.61
   159      13,029,360.09         200      6,889,126.01        241     3,583,082.57
   160      12,830,357.42         201      6,781,655.23        242     3,525,468.67
   161      12,634,309.03         202      6,675,795.99        243     3,468,730.72



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 43 of 76
--------------------------------------------------------------------------------


               Aggregate                       Aggregate                    Aggregate
               Principal                       Principal                 Principal Balance
 Period       Balance ($)      Period         Balance ($)      Period           ($)

  244         3,412,855.76        285        1,727,909.57        326        840,233.69
  245         3,357,831.01        286        1,698,741.54        327        825,006.48
  246         3,303,643.86        287        1,670,026.40        328        810,022.45
  247         3,250,281.89        288        1,641,757.35        329        795,277.92
  248         3,197,732.89        289        1,613,927.73        330        780,769.24
  249         3,145,984.78        290        1,586,530.96        331        766,492.85
  250         3,095,025.70        291        1,559,560.55        332        752,445.22
  251         3,044,843.94        292        1,533,010.12        333        738,622.87
  252         2,995,427.97        293        1,506,873.37        334        725,022.39
  253         2,946,766.42        294        1,481,144.11        335        711,640.41
  254         2,898,848.09        295        1,455,816.23        336        698,473.60
  255         2,851,661.97        296        1,430,883.70        337        685,518.69
  256         2,805,197.16        297        1,406,340.61        338        672,772.46
  257         2,759,442.96        298        1,382,181.10        339        660,231.74
  258         2,714,388.81        299        1,358,399.41        340        647,893.39
  259         2,670,024.32        300        1,334,989.89        341        635,754.34
  260         2,626,339.22        301        1,311,946.93        342        623,811.54
  261         2,583,323.43        302        1,289,265.04        343        612,062.01
  262         2,540,966.99        303        1,266,938.78        344        600,502.80
  263         2,499,260.10        304        1,244,962.81        345        589,131.01
  264         2,458,193.09        305        1,223,331.86        346        577,943.77
  265         2,417,756.45        306        1,202,040.75        347        566,938.27
  266         2,377,940.80        307        1,181,084.36        348        556,111.74
  267         2,338,736.88        308        1,160,457.66        349        545,461.44
  268         2,300,135.60        309        1,140,155.67        350        534,984.67
  269         2,262,127.98        310        1,120,173.52        351        524,678.78
  270         2,224,705.18        311        1,100,506.39        352        514,541.16
  271         2,187,858.48        312        1,081,149.52        353        504,569.23
  272         2,151,579.30        313        1,062,098.24        354        494,760.45
  273         2,115,859.19        314        1,043,347.94        355        485,112.32
  274         2,080,689.80        315        1,024,894.09        356        475,622.39
  275         2,046,062.92        316        1,006,732.20        357        466,288.22
  276         2,011,970.47        317         988,857.89         358        457,107.43
  277         1,978,404.46        318         971,266.79         359        448,077.66
  278         1,945,357.05        319         953,954.63         360        439,196.59
  279         1,912,820.48        320         936,917.21
  280         1,880,787.14        321         920,150.36
  281         1,849,249.51        322         903,650.00
  282         1,818,200.18        323         887,412.09
  283         1,787,631.85        324         871,432.67
  284         1,757,537.34        325         855,707.82



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 44 of 76
--------------------------------------------------------------------------------

                             Group I Excess Spread

---------- ----------------------- --------------------- ---------- ------------------ -------------------
             Excess Spread Under   Excess Spread Under                Excess Spread      Excess Spread
                   STATIC                FORWARD                      Under STATIC       Under FORWARD
 Period        LIBOR (%)(2,3)        LIBOR (%) (1,3)      Period     LIBOR (%)(2,3)     LIBOR (%) (1,3)
    1               1.04                   1.04             49            0.92                1.12
    2               1.06                   1.06             50            1.32                1.50
    3               1.02                   1.02             51            0.92                1.11
    4               1.03                   1.03             52            1.06                1.24
    5               1.00                   1.00             53            0.95                1.12
    6               1.02                   1.02             54            1.09                1.26
    7               0.98                   0.99             55            0.96                1.13
    8               1.04                   1.05             56            1.32                1.42
    9               1.07                   1.10             57            1.48                1.58
   10               1.02                   1.06             58            1.32                1.42
   11               1.06                   1.11             59            1.49                1.58
   12               1.00                   1.06             60            1.33                1.43
   13               1.00                   1.06             61            1.33                1.43
   14               1.12                   1.19             62            1.66                1.75
   15               0.99                   1.08             63            1.34                1.43
   16               1.05                   1.15             64            1.50                1.59
   17               0.97                   1.09             65            1.34                1.43
   18               1.04                   1.17             66            1.51                1.59
   19               0.97                   1.11             67            1.35                1.43
   20               0.96                   1.11             68            1.35                1.45
   21               1.04                   1.19             69            1.52                1.61
   22               0.95                   1.12             70            1.36                1.45
   23               1.03                   1.21             71            1.53                1.61
   24               0.94                   1.13             72            1.36                1.45
   25               0.93                   1.13             73            1.37                1.45
   26               1.22                   1.39             74            1.87                1.94
   27               0.93                   1.13             75            1.38                1.45
   28               1.04                   1.24             76            1.55                1.62
   29               0.94                   1.15             77            1.38                1.46
   30               1.04                   1.24             78            1.55                1.62
   31               0.93                   1.14             79            1.39                1.46
   32               0.93                   1.15             80            1.53                1.60
   33               1.04                   1.25             81            1.70                1.77
   34               0.93                   1.15             82            1.54                1.60
   35               1.04                   1.25             83            1.71                1.77
   36               0.92                   1.15             84            1.55                1.61
   37               0.92                   1.14             85            1.54                1.61
   38               1.28                   1.48             86            2.08                2.13
   39               0.93                   1.14             87            1.56                1.62
   40               1.05                   1.25             88            1.74                1.79
   41               0.92                   1.13             89            1.57                1.62
   42               1.05                   1.24             90            1.75                1.80
   43               0.92                   1.12             91            1.58                1.63
   44               0.92                   1.12             92            1.59                1.66
   45               1.05                   1.24             93            1.77                1.84
   46               0.92                   1.12             94            1.60                1.67
   47               1.05                   1.24             95            1.78                1.84
   48               0.92                   1.12

(1)    The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and that the collateral is run at 25% CPR.
(2)    Assumes 1 month LIBOR stays at 5.320%, 6 month LIBOR stays at 5.390% and
       1 year LIBOR stays at 5.380%.
(3)    Assumes proceeds from the Interest Rate Swap Agreement and Cap Agreement are included.


--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 45 of 76
--------------------------------------------------------------------------------


                              Group 2 Excess Spread

------------------------------------------------------------------------------------------------------------
              Excess Spread Under    Excess Spread Under                Excess Spread      Excess Spread
                    STATIC                 FORWARD                      Under STATIC       Under FORWARD
  Period         LIBOR (%)(5)          LIBOR (%) (4)       Period       LIBOR (%)(5)        LIBOR (%) (4)
    1                1.91                    1.91             51            2.07                2.07
    2                2.57                    2.58             52            2.25                2.24
    3                2.02                    2.07             53            2.07                2.06
    4                2.20                    2.28             54            2.25                2.22
    5                2.02                    2.11             55            2.07                2.05
    6                2.21                    2.32             56            2.07                2.04
    7                2.02                    2.17             57            2.25                2.21
    8                2.03                    2.18             58            2.07                2.04
    9                2.21                    2.39             59            2.25                2.21
    10               2.03                    2.23             60            2.07                2.04
    11               2.21                    2.41             61            2.07                2.04
    12               2.03                    2.23             62            2.43                2.39
    13               2.03                    2.22             63            2.07                2.04
    14               2.39                    2.56             64            2.25                2.21
    15               2.03                    2.21             65            2.07                2.04
    16               2.21                    2.38             66            2.25                2.21
    17               2.03                    2.20             67            2.07                2.04
    18               2.22                    2.37             68            2.07                2.04
    19               2.03                    2.19             69            2.25                2.22
    20               2.04                    2.19             70            2.07                2.05
    21               2.22                    2.35             71            2.26                2.23
    22               2.04                    2.17             72            2.08                2.06
    23               2.22                    2.33             73            2.09                2.07
    24               2.04                    2.16             74            2.64                2.60
    25               2.04                    2.15             75            2.11                2.09
    26               2.59                    2.65             76            2.30                2.26
    27               2.04                    2.14             77            2.12                2.09
    28               2.22                    2.31             78            2.30                2.27
    29               2.04                    2.14             79            2.13                2.10
    30               2.23                    2.31             80            2.13                2.10
    31               2.05                    2.14             81            2.32                2.28
    32               2.05                    2.15             82            2.14                2.11
    33               2.23                    2.32             83            2.33                2.29
    34               2.05                    2.15             84            2.15                2.12
    35               2.23                    2.32             85            2.16                2.12
    36               2.05                    2.16             86            2.70                2.65
    37               2.05                    2.16             87            2.17                2.13
    38               2.60                    2.65             88            2.35                2.31
    39               2.06                    2.14             89            2.18                2.14
    40               2.24                    2.30             90            2.36                2.32
    41               2.06                    2.12             91            2.19                2.15
    42               2.24                    2.28             92            2.20                2.15
    43               2.06                    2.10             93            2.38                2.33
    44               2.07                    2.10             94            2.21                2.16
    45               2.25                    2.27             95            2.39                2.33
    46               2.07                    2.09             96            2.22                2.16
    47               2.25                    2.26             97            2.23                2.17
    48               2.07                    2.10             98            2.76                2.69
    49               2.07                    2.09             99            2.25                2.18
    50               2.61                    2.60
----------- ------------------------ --------------------- ---------- ------------------ -------------------
(4)      The excess spread cited herein is calculated assuming all indices adjust to the rates specified in each respective forward curve and that the collateral is run at 25% CPR.
(5)      Assumes 1 month LIBOR stays at 5.320% and MTA stays at 4.933%.

--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 46 of 76
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                  Group 1 Available Funds Schedules for the Certificates
---------------------------------------------------------------------------------------------------------------------------
                                           Assumptions to Optional Termination
---------------------------------------------------------------------------------------------------------------------------

------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
   Period        Effective Net WAC          Period        Effective Net WAC           Period    Effective Net WAC (1,2)(%)
                     (1,2)(%)                                 (1,2)(%)
     1                  N/A                   33                10.50                   65                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     2                 10.50                  34                10.50                   66                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     3                 10.50                  35                10.50                   67                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     4                 10.50                  36                10.50                   68                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     5                 10.50                  37                10.50                   69                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     6                 10.50                  38                10.50                   70                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     7                 10.50                  39                10.50                   71                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     8                 10.50                  40                10.50                   72                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     9                 10.50                  41                10.50                   73                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     10                10.50                  42                10.50                   74                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     11                10.50                  43                10.50                   75                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     12                10.50                  44                10.50                   76                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     13                10.50                  45                10.50                   77                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     14                10.50                  46                10.50                   78                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     15                10.50                  47                10.50                   79                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     16                10.50                  48                10.50                   80                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     17                10.50                  49                10.50                   81                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     18                10.50                  50                10.50                   82                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     19                10.50                  51                10.50                   83                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     20                10.50                  52                10.50                   84                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     21                10.50                  53                10.50                   85                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     22                10.50                  54                10.50                   86                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     23                10.50                  55                10.50                   87                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     24                10.50                  56                10.50                   88                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     25                10.50                  57                10.50                   89                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     26                10.50                  58                10.50                   90                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     27                10.50                  59                10.50                   91                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     28                10.50                  60                10.50                   92                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     29                10.50                  61                10.50                   93                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     30                10.50                  62                10.50                   94                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     31                10.50                  63                10.50                   95                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
     32                10.50                  64                10.50
------------- ------------------------ --- ---------- -------------------------- --- ---------- ---------------------------
(1)      Assumes 1 month LIBOR, 6 month LIBOR and 1 year LIBOR increase instantaneously to 20.00% and the cashflows are run to the
         Optional Termination at the pricing speed.
(2)      Assumes proceeds from the Interest Rate Swap Agreement and Cap
         Agreement are included.


--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 47 of 76
--------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------
                                   Group 2 Available Funds Schedules for the Certificates
-----------------------------------------------------------------------------------------------------------------------------
                                            Assumptions to Optional Termination
-----------------------------------------------------------------------------------------------------------------------------

------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
   Period      Effective Net WAC (3)         Period   Effective Net WAC (3)(%)         Period     Effective Net WAC (3)(%)
                        (%)
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     1                  N/A                    35               9.27                     69                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     2                  9.93                   36               8.97                     70                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     3                  8.97                   37               8.97                     71                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     4                  9.27                   38               9.93                     72                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     5                  8.97                   39               8.97                     73                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     6                  9.27                   40               9.27                     74                 9.93
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     7                  8.97                   41               8.97                     75                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     8                  8.97                   42               9.27                     76                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     9                  9.27                   43               8.97                     77                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     10                 8.97                   44               8.97                     78                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     11                 9.27                   45               9.27                     79                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     12                 8.97                   46               8.97                     80                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     13                 8.97                   47               9.27                     81                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     14                 9.59                   48               8.97                     82                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     15                 8.97                   49               8.97                     83                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     16                 9.27                   50               9.93                     84                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     17                 8.97                   51               8.97                     85                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     18                 9.27                   52               9.27                     86                 9.93
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     19                 8.97                   53               8.97                     87                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     20                 8.97                   54               9.27                     88                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     21                 9.27                   55               8.97                     89                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     22                 8.97                   56               8.97                     90                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     23                 9.27                   57               9.27                     91                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     24                 8.97                   58               8.97                     92                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     25                 8.97                   59               9.27                     93                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     26                 9.93                   60               8.97                     94                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     27                 8.97                   61               8.97                     95                 9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     28                 9.27                   62               9.59                     96                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     29                 8.97                   63               8.97                     97                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     30                 9.27                   64               9.27                     98                 9.93
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     31                 8.97                   65               8.97                     99                 8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     32                 8.97                   66               9.27
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     33                 9.27                   67               8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
     34                 8.97                   68               8.97
------------- ------------------------- --- --------- -------------------------- ---- ---------- ----------------------------
(3)      Assumes 1 month LIBOR and MTA increase instantaneously to 20.00% and the cashflows are run to the Optional Termination at the pricing speed..


--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 48 of 76


                                 Forward Curves

---------- ---------- -------- ---------- ---------- --------- ---------- ---------- ----------- ----------
                      FWD 6
           FWD 1      Month    FWD 1      FWD 1                  FWD 1      FWD 6      FWD 1       FWD 1
           Month      LIBOR    Year       Year MTA               Month      Month      Year        Year CMT
Period     LIBOR (%)    (%)    LIBOR (%)     (%)     Period      LIBOR (%)  LIBOR (%)  LIBOR (%)      (%)
    1        5.320     5.390     5.380      4.933       52       5.056      5.129      5.207       4.665
    2        5.344     5.374     5.350      4.972       53       5.065      5.135      5.211       4.666
    3        5.344     5.350     5.324      5.002       54       5.073      5.140      5.216       4.667
    4        5.333     5.319     5.296      5.021       55       5.080      5.143      5.219       4.669
    5        5.326     5.284     5.267      5.028       56       5.085      5.146      5.223       4.671
    6        5.293     5.247     5.236      5.023       57       5.089      5.148      5.227       4.672
    7        5.244     5.213     5.206      5.002       58       5.091      5.150      5.230       4.675
    8        5.203     5.184     5.180      4.972       59       5.093      5.153      5.234       4.677
    9        5.163     5.158     5.155      4.955       60       5.092      5.157      5.237       4.679
   10        5.130     5.134     5.133      4.945       61       5.094      5.161      5.242       4.682
   11        5.105     5.112     5.113      4.923       62       5.099      5.166      5.246       4.686
   12        5.092     5.090     5.094      4.898       63       5.103      5.170      5.250       4.689
   13        5.077     5.066     5.077      4.877       64       5.108      5.175      5.254       4.693
   14        5.050     5.042     5.062      4.844       65       5.113      5.179      5.259       4.697
   15        5.023     5.020     5.048      4.812       66       5.117      5.183      5.263       4.702
   16        4.998     5.001     5.038      4.780       67       5.121      5.186      5.267       4.706
   17        4.975     4.984     5.030      4.750       68       5.125      5.190      5.271       4.711
   18        4.954     4.970     5.024      4.722       69       5.129      5.194      5.275       4.716
   19        4.936     4.961     5.020      4.697       70       5.132      5.198      5.280       4.720
   20        4.920     4.954     5.018      4.675       71       5.136      5.202      5.283       4.725
   21        4.908     4.951     5.017      4.657       72       5.139      5.206      5.287       4.729
   22        4.900     4.949     5.018      4.642       73       5.143      5.211      5.291       4.733
   23        4.896     4.950     5.020      4.630       74       5.148      5.215      5.295       4.737
   24        4.896     4.952     5.023      4.620       75       5.153      5.220      5.298       4.741
   25        4.898     4.954     5.025      4.614       76       5.157      5.223      5.301       4.744
   26        4.899     4.957     5.028      4.610       77       5.161      5.227      5.303       4.747
   27        4.901     4.960     5.032      4.608       78       5.165      5.230      5.306       4.749
   28        4.904     4.963     5.037      4.608       79       5.169      5.233      5.309       4.751
   29        4.907     4.966     5.043      4.610       80       5.172      5.235      5.311       4.753
   30        4.910     4.969     5.050      4.613       81       5.175      5.237      5.314       4.755
   31        4.913     4.971     5.058      4.617       82       5.178      5.239      5.317       4.757
   32        4.916     4.975     5.065      4.621       83       5.180      5.241      5.320       4.758
   33        4.919     4.980     5.074      4.625       84       5.182      5.243      5.323       4.759
   34        4.922     4.987     5.082      4.630       85       5.183      5.245      5.327       4.761
   35        4.924     4.995     5.091      4.634       86       5.184      5.248      5.331       4.762
   36        4.925     5.005     5.099      4.638       87       5.186      5.251      5.336       4.763
   37        4.932     5.017     5.108      4.641       88       5.188      5.255      5.340       4.765
   38        4.946     5.029     5.116      4.644       89       5.191      5.259      5.345       4.766
   39        4.960     5.040     5.124      4.647       90       5.194      5.263      5.350       4.768
   40        4.972     5.050     5.131      4.649       91       5.198      5.269      5.355       4.770
   41        4.984     5.058     5.139      4.651       92       5.203      5.274      5.361       4.771
   42        4.995     5.065     5.146      4.652       93       5.207      5.280      5.366       4.773
   43        5.004     5.069     5.153      4.654       94       5.213      5.285      5.372       4.775
   44        5.011     5.073     5.159      4.655       95       5.219      5.290      5.379       4.777
   45        5.017     5.077     5.166      4.657       96       5.225      5.295      5.386       4.779
   46        5.021     5.082     5.172      4.658       97       5.231      5.300      5.393       4.781
   47        5.022     5.089     5.178      4.659       98       5.234      5.305      5.400       4.783
   48        5.021     5.096     5.184      4.660       99       5.238      5.311      5.409       4.785
   49        5.025     5.105     5.191      4.661
   50        5.036     5.114     5.197      4.662
   51        5.047     5.122     5.202      4.663
---------- ---------- -------- ---------- ---------- --------- ---------- ---------- ----------- ----------




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 49 of 76
--------------------------------------------------------------------------------


                                  Yield Tables
                     Group I Sensitivity Analysis - To Call

Percent of CPR                   10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-A-1
Avg. Life(yrs)                 7.55         5.21         3.89         3.04         2.46         2.04          1.46          1.08
MDur                           5.44         4.07         3.20         2.59         2.15         1.81          1.33          1.01
Prin. Begin Period               1            1            1            1            1            1            1             1
Prin. End Period                221          159          121          95           77           64            47            35


Percent of CPR                   10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-A-2
Avg. Life(yrs)                 7.55         5.21         3.89         3.04         2.46         2.04          1.46          1.08
MDur                           5.42         4.06         3.19         2.59         2.15         1.81          1.33          1.01
Prin. Begin Period               1            1            1            1            1            1            1             1
Prin. End Period                221          159          121          95           77           64            47            35


Percent of CPR                   10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-B-1
Avg. Life(yrs)                 12.65        8.83         6.61         5.23         4.41         3.91          3.46          2.92
MDur                           8.56         6.60         5.26         4.34         3.76         3.40          3.06          2.62
Prin. Begin Period              77           51           38           37           37           38            39            35
Prin. End Period                221          159          121          95           77           64            47            35

Percent of CPR                10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-B-2
Avg. Life(yrs)                 12.32        8.57         6.39         5.06         4.26         3.76          3.28          2.92
MDur                           8.39         6.44         5.11         4.22         3.64         3.28          2.91          2.61
Prin. Begin Period              77           51           38           37           37           37            38            35
Prin. End Period                221          159          121          95           77           64            47            35

Percent of CPR                10.00%       15.00%       20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class I-B-3
Avg. Life(yrs)                 11.24        7.73         5.73         4.54         3.83         3.39          3.12          2.92
MDur                           7.68         5.85         4.62         3.80         3.29         2.95          2.74          2.58
Prin. Begin Period              77           51           38           37           37           37            37            35
Prin. End Period                180          127          95           74           60           50            38            35



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 50 of 76
--------------------------------------------------------------------------------

                   Group I Sensitivity Analysis - To Maturity

Percent of CPR                 10.00%        15.00%       20.00%       25.00%       30.00%       35.00%        45.00%       55.00%
Class I-A-1
Avg. Life(yrs)                  7.94          5.60         4.21         3.31         2.69         2.23          1.59         1.17
MDur                            5.56          4.23         3.36         2.74         2.29         1.94          1.43         1.08
Prin. Begin Period               1             1             1            1           1            1             1             1
Prin. End Period                341           307           255          209         172          145           106           80


Percent of CPR                 10.00%        15.00%       20.00%       25.00%       30.00%       35.00%        45.00%       55.00%
Class I-A-2
Avg. Life(yrs)                  7.94          5.60         4.21         3.31         2.69         2.23          1.59         1.17
MDur                            5.54          4.22         3.35         2.74         2.29         1.94          1.43         1.07
Prin. Begin Period               1             1             1            1           1            1             1             1
Prin. End Period                341           307           255          209         172          145           106           80


Percent of CPR                 10.00%        15.00%       20.00%       25.00%       30.00%       35.00%        45.00%       55.00%
Class I-B-1
Avg. Life(yrs)                 12.97          9.12         6.83         5.42         4.57         4.04          3.55         3.56
MDur                            8.66          6.73         5.37         4.45         3.87         3.49          3.13         3.14
Prin. Begin Period               77            51           38           37           37           38            39           40
Prin. End Period                261           195           149          118          96           80            58           45

Percent of CPR                 10.00%        15.00%       20.00%       25.00%       30.00%       35.00%        45.00%       55.00%
Class I-B-2
Avg. Life(yrs)                 12.33          8.57         6.39         5.07         4.26         3.76          3.28         3.27
MDur                            8.39          6.44         5.11         4.22         3.64         3.28          2.91         2.90
Prin. Begin Period               77            51           38           37           37           37            38           38
Prin. End Period                224           162           123          97           79           65            47           40

Percent of CPR                 10.00%        15.00%       20.00%       25.00%       30.00%       35.00%        45.00%       55.00%
Class I-B-3
Avg. Life(yrs)                 11.24          7.73         5.73         4.54         3.83         3.39          3.12         3.15
MDur                            7.68          5.85         4.62         3.80         3.29         2.95          2.74         2.77
Prin. Begin Period               77            51           38           37           37           37            37           37
Prin. End Period                180           127           95           74           60           50            38           38




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 51 of 76
--------------------------------------------------------------------------------
                     Group II Sensitivity Analysis - To Call

Percent of CPR                 10.00%       15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-A-1
Avg. Life(yrs)                  8.49         5.75          4.22         3.27         2.63         2.17         1.52         1.10
MDur                            6.04         4.46          3.45         2.77         2.29         1.92         1.38         1.03
Prin. Begin Period               1             1            1             1            1            1            1            1
Prin. End Period                239           169          127           100          81           68           49           37


Percent of CPR                 10.00%       15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-A-2
Avg. Life(yrs)                  8.49         5.75          4.22         3.27         2.63         2.17         1.52         1.10
MDur                            6.02         4.45          3.45         2.77         2.28         1.92         1.38         1.02
Prin. Begin Period               1             1            1             1            1            1            1            1
Prin. End Period                239           169          127           100          81           68           49           37


Percent of CPR                 10.00%       15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-A-3
Avg. Life(yrs)                  8.49         5.75          4.22         3.27         2.63         2.17         1.52         1.10
MDur                            6.01         4.44          3.44         2.77         2.28         1.92         1.38         1.02
Prin. Begin Period               1             1            1             1            1            1            1            1
Prin. End Period                239           169          127           100          81           68           49           37


Percent of CPR                 10.00%       15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-1
Avg. Life(yrs)                 13.84         9.67          7.49         6.04         4.99         4.29         3.61         3.08
MDur                            9.10         7.10          5.87         4.93         4.20         3.69         3.18         2.76
Prin. Begin Period               89           74            56           44           37           38           40           37
Prin. End Period                239           169          127           100          81           68           49           37



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 52 of 76
--------------------------------------------------------------------------------


Percent of CPR                 10.00%        15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-2
Avg. Life(yrs)                 13.84          9.67          7.48         6.03         4.99         4.27         3.54         3.08
MDur                            9.04          7.06          5.84         4.91         4.18         3.66         3.11         2.75
Prin. Begin Period               89            74            56           44           37           37           39           37
Prin. End Period                239           169           127           100          81           68           49           37


Percent of CPR                 10.00%        15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-3
Avg. Life(yrs)                 13.84          9.65          7.47         6.03         4.99         4.27         3.51         3.08
MDur                            9.03          7.05          5.83         4.90         4.18         3.66         3.09         2.75
Prin. Begin Period               89            73            56           44           37           37           38           37
Prin. End Period                239           169           127           100          81           68           49           37

Percent of CPR                 10.00%        15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-4
Avg. Life(yrs)                 13.74          9.57          7.41         5.97         4.95         4.27         3.48         3.08
MDur                            8.94          6.98          5.77         4.86         4.14         3.65         3.06         2.74
Prin. Begin Period               89            73            56           44           37           37           38           37
Prin. End Period                239           169           127           100          81           68           49           37

Percent of CPR                 10.00%        15.00%        20.00%       25.00%       30.00%       35.00%       45.00%       55.00%
Class II-B-5
Avg. Life(yrs)                 13.12          9.09          7.04         5.68         4.82         4.14         3.38         3.08
MDur                            8.68          6.73          5.55         4.66         4.05         3.55         2.97         2.74
Prin. Begin Period               89            73            56           44           37           37           37           37
Prin. End Period                219           153           114           90           73           67           49           37



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 53 of 76
--------------------------------------------------------------------------------


                   Group II Sensitivity Analysis - To Maturity

Percent of CPR                 10.00%       15.00%        20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class II-A-1
Avg. Life(yrs)                  8.92         6.16          4.55         3.54         2.85         2.35          1.65          1.18
MDur                            6.15         4.61          3.61         2.92         2.42         2.04          1.48          1.08
Prin. Begin Period               1             1            1             1            1            1            1             1
Prin. End Period                360           330          268           216          177          148          108            82


Percent of CPR                 10.00%       15.00%        20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class II-A-2
Avg. Life(yrs)                  8.92         6.16          4.55         3.54         2.85         2.35          1.65          1.18
MDur                            6.14         4.60          3.60         2.92         2.42         2.04          1.48          1.08
Prin. Begin Period               1             1            1             1            1            1            1             1
Prin. End Period                360           330          268           216          177          148          108            82


Percent of CPR                 10.00%       15.00%        20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class II-A-3
Avg. Life(yrs)                  8.92         6.16          4.55         3.54         2.85         2.35          1.65          1.18
MDur                            6.12         4.59          3.60         2.91         2.41         2.03          1.48          1.08
Prin. Begin Period               1             1            1             1            1            1            1             1
Prin. End Period                360           330          268           216          177          148          108            82


Percent of CPR                 10.00%       15.00%        20.00%       25.00%       30.00%       35.00%        45.00%        55.00%
Class II-B-1
Avg. Life(yrs)                 14.51         10.25         7.94         6.40         5.29         4.55          3.88          3.93
MDur                            9.29         7.33          6.09         5.14         4.39         3.87          3.38          3.43
Prin. Begin Period               89           74            56           44           37           38            40            44
Prin. End Period                308           231          176           139          113          95            73            55


--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 54 of 76
--------------------------------------------------------------------------------


Percent of CPR                 10.00%        15.00%        20.00%        25.00%        30.00%       35.00%        45.00%      55.00%
Class II-B-2
Avg. Life (yrs)                14.31         10.06          7.79          6.27          5.19         4.46          3.75        3.60
MDur                            9.17          7.22          5.99          5.05          4.31         3.79          3.27        3.16
Prin. Begin Period               89            74            56            44            37           37            39          41
Prin. End Period                285           208           158           124           101           84            66          50


Percent of CPR                 10.00%        15.00%        20.00%        25.00%        30.00%       35.00%        45.00%      55.00%
Class II-B-3
Avg. Life (yrs)                14.11          9.87          7.64          6.16          5.10         4.38          3.66        3.45
MDur                            9.11          7.14          5.91          4.98          4.25         3.73          3.20        3.04
Prin. Begin Period               89            73            56            44            37           37            38          40
Prin. End Period                263           189           142           112            91           76            60          45


Percent of CPR                 10.00%        15.00%        20.00%        25.00%        30.00%       35.00%        45.00%      55.00%
Class II-B-4
Avg. Life (yrs)                13.78          9.60          7.43          5.99          4.96         4.33          3.55        3.31
MDur                            8.96          7.00          5.79          4.87          4.16         3.69          3.11        2.93
Prin. Begin Period               89            73            56            44            37           37            38          39
Prin. End Period                251           179           134           106            86           73            56          43


Percent of CPR                 10.00%        15.00%        20.00%        25.00%        30.00%       35.00%        45.00%      55.00%
Class II-B-5
Avg. Life (yrs)                13.12          9.09          7.04          5.68          4.82         4.14          3.38        3.20
MDur                            8.68          6.73          5.55          4.66          4.05         3.55          2.97        2.83
Prin. Begin Period               89            73            56            44            37           37            37          38
Prin. End Period                219           153           114            90            73           67            49          39




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 55 of 76
--------------------------------------------------------------------------------

Exhibit IV Collateral Tables

                             Group I Mortgage Loans

                                                                                 Minimum          Maximum
Scheduled Principal Balance                        $427,975,166                  $24,915       $2,000,000
Average Scheduled Principal Balance                    $349,653
Number of Mortgage Loans                                  1,224

Weighted Average Gross Coupon                            6.825%                   5.000%           8.875%
Weighted Average FICO Score                                 722                      621              817
Weighted Average Original LTV                            70.96%                   15.00%           95.00%

Weighted Average Original Term                       360 months               360 months       360 months
Weighted Average Stated Remaining Term               355 months               338 months       357 months
Weighted Average Seasoning                           5   months               3   months       22  months

Weighted Average Gross Margin                            2.354%                   2.250%           6.250%
Weighted Average Minimum Interest Rate                   2.381%                   2.250%           8.875%
Weighted Average Maximum Interest Rate                  12.081%                  10.125%          14.875%
Weighted Average Initial Rate Cap                        5.099%                   1.000%           6.000%
Weighted Average Subsequent Rate Cap                     1.965%                   1.000%           2.000%
Weighted Average Months to Roll                      69  months                1   month       116 months

Maturity Date                                                                Mar  1 2035      Oct  1 2036
Maximum Zip Code Concentration                            0.77%     94080

ARM                                                     100.00%     First Lien                    100.00%

1 YR LIBOR                                                3.79%     Full Documentation             38.83%
10/1 YR LIBOR                                             1.77%     No Documentation               17.83%
10/1 YR LIBOR IO                                         12.79%     No Ratio                       12.87%
10/6 MO LIBOR                                             0.39%     SIVA                           30.48%
10/6 MO LIBOR IO                                          3.90%
2/28 6 MO LIBOR                                           0.10%     Cash Out Refinance             32.93%
2/28 6 MO LIBOR IO                                        0.27%     Purchase                       49.96%
3/1 YR LIBOR                                              0.30%     Rate/Term Refinance            17.11%
3/27 6 MO LIBOR                                           0.55%
3/27 6 MO LIBOR IO                                        1.14%     2 Units                         6.14%
5/1 LIBOR IO                                             29.69%     3 Units                         3.52%
5/1 YR LIBOR                                              4.12%     4 Units                         3.37%
5/25 6 MO LIBOR                                           1.38%     Condominium                     9.26%
5/25 6 MO LIBOR IO                                       17.84%     PUD                            17.99%
6 MO LIBOR ARM IO                                         0.03%     Single Family                  59.72%
7/1 YR LIBOR                                              1.84%
7/1 YR LIBOR IO                                          18.75%     Investor                       21.30%
7/23 6 MO LIBOR                                           0.14%     Primary                        76.10%
7/23 6 MO LIBOR IO                                        1.22%     Second Home                     2.60%

Interest Only                                            85.62%     Top 5 States:
Not Interest Only                                        14.38%     California                     53.98%
                                                                    Illinois                        5.87%
Prepay Penalty:  N/A                                     84.00%     Washington                      5.20%
Prepay Penalty:  6 months                                 3.25%     Nevada                          5.09%
Prepay Penalty: 12 months                                 1.68%     Florida                         3.82%
Prepay Penalty: 24 months                                 0.42%
Prepay Penalty: 36 months                                10.22%
Prepay Penalty: 60 months                                 0.43%



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 56 of 76
--------------------------------------------------------------------------------

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Current Principal Balance             Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
        0.01 -    50,000.00              3         112,437.71      0.03%        7.141          352         51.91         724
   50,000.01 -   100,000.00             39       3,223,517.62      0.75%        7.112          354         69.52         723
  100,000.01 -   150,000.00            117      14,836,109.51      3.47%        7.040          354         71.92         719
  150,000.01 -   200,000.00            168      29,729,542.34      6.95%        6.910          354         71.61         719
  200,000.01 -   250,000.00            166      37,258,534.96      8.71%        6.881          354         73.57         720
  250,000.01 -   300,000.00            135      37,522,412.06      8.77%        6.885          354         74.05         713
  300,000.01 -   350,000.00            112      36,690,018.63      8.57%        6.778          355         71.76         717
  350,000.01 -   400,000.00             87      32,645,008.30      7.63%        6.716          355         70.56         711
  400,000.01 -   450,000.00             97      41,107,788.24      9.61%        6.706          355         72.21         721
  450,000.01 -   500,000.00             83      39,763,140.47      9.29%        6.764          355         70.70         726
  500,000.01 -   550,000.00             47      24,691,970.37      5.77%        6.635          354         71.92         727
  550,000.01 -   600,000.00             42      24,210,077.21      5.66%        6.608          354         72.04         737
  600,000.01 -   650,000.00             44      27,787,366.18      6.49%        6.756          355         71.55         726
  650,000.01 -   700,000.00             10       6,871,088.36      1.61%        6.737          355         70.15         747
  700,000.01 -   750,000.00             16      11,760,816.65      2.75%        6.771          355         68.87         729
  750,000.01 -   800,000.00              9       7,059,350.00      1.65%        6.583          354         61.98         737
  800,000.01 -   850,000.00              8       6,587,969.20      1.54%        6.829          354         68.06         726
  850,000.01 -   900,000.00              7       6,180,500.00      1.44%        7.031          354         67.48         714
  900,000.01 -   950,000.00              6       5,590,266.16      1.31%        6.900          356         63.71         695
  950,000.01 - 1,000,000.00             14      13,825,320.35      3.23%        6.689          354         66.18         736
1,000,000.01+                           14      20,521,931.81      4.80%        7.631          355         65.07         717
---------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Current Gross Rate                    Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
 5.000 - 5.499                          14       6,411,176.70      1.50%        5.211          354         60.51         756
 5.500 - 5.999                          35      13,277,492.04      3.10%        5.735          354         69.84         727
 6.000 - 6.499                         170      69,709,354.57     16.29%        6.262          354         66.72         730
 6.500 - 6.999                         603     205,401,528.44     47.99%        6.730          355         70.18         722
 7.000 - 7.499                         255      78,897,271.21     18.44%        7.181          355         75.65         720
 7.500 - 7.999                         102      37,540,051.08      8.77%        7.684          355         73.49         710
 8.000 - 8.499                          37      13,940,653.08      3.26%        8.141          355         74.86         702
 8.500 - 8.999                           8       2,797,639.01      0.65%        8.543          354         77.84         689
---------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                1,224     427,975,166.13    100.00%        6.825          355         70.96         722


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
FICO                                  Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
600-624                                  4       1,189,849.85      0.28%        6.522          355         80.00         622
625-649                                 46      12,569,715.41      2.94%        6.920          354         76.12         639
650-674                                117      44,756,504.68     10.46%        7.067          355         69.00         665
675-699                                247      83,666,846.21     19.55%        6.832          354         72.69         688
700+                                   810     285,792,249.98     66.78%        6.782          355         70.50         745
---------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                1,224     427,975,166.13    100.00%        6.825          355         70.96         722


--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 57 of 76
--------------------------------------------------------------------------------


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Original LTV                          Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
  0.01- 49.99                            94      29,522,649.08      6.90%        6.512          355         41.11         739
 50.00- 54.99                            35      13,129,184.12      3.07%        6.635          355         52.55         736
 55.00- 59.99                            64      28,483,164.95      6.66%        6.613          355         57.30         717
 60.00- 64.99                            81      32,149,919.99      7.51%        6.643          354         62.49         724
 65.00- 69.99                           107      46,375,772.01     10.84%        6.736          354         66.72         719
 70.00- 74.99                           122      51,710,067.52     12.08%        6.978          354         71.57         723
 75.00- 79.99                           171      59,783,676.64     13.97%        7.047          355         77.19         716
 80.00                                  518     159,880,138.47     37.36%        6.849          355         80.00         721
 80.01- 84.99                             1         323,000.00      0.08%        6.750          356         84.11         716
 85.00- 89.99                            12       2,764,933.43      0.65%        7.276          354         87.10         702
 90.00- 94.99                             8       1,811,373.95      0.42%        7.168          353         90.22         717
 95.00- 99.99                            11       2,041,285.97      0.48%        7.242          352         95.00         716
----------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                 1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Original Term (months)                Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
360                                  1,224     427,975,166.13    100.00%        6.825          355         70.96         722
------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                               Weighted
                                                                 Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Stated Remaining Term (months)        Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
----------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
301-360                               1,224     427,975,166.13    100.00%        6.825          355         70.96         722
----------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                 1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Debt Ratio                            Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------ ------------------ ---------- ------------ ------------ ------------- -----------
 0.01 -20.00                           44      15,958,487.15      3.73%        6.891          355         64.09         736
20.01 -25.00                           42      15,367,062.84      3.59%        6.876          354         70.70         734
25.01 -30.00                           94      30,096,188.85      7.03%        6.902          354         69.86         720
30.01 -35.00                          131      43,018,836.79     10.05%        6.774          354         72.10         718
35.01 -40.00                          205      76,315,687.11     17.83%        6.794          354         73.95         723
40.01 -45.00                          260      92,384,843.46     21.59%        6.854          354         76.01         719
45.01 -50.00                           68      21,132,851.09      4.94%        6.755          355         75.32         713
50.01 -55.00                           19       6,473,919.99      1.51%        6.587          355         74.43         730
55.01 -60.00                           15       6,749,470.14      1.58%        6.618          355         62.84         712
None                                  346     120,477,818.71     28.15%        6.842          355         65.52         723
------------------------------------------ ------------------ ---------- ------------ ------------ ------------- -----------
Total                               1,224     427,975,166.13    100.00%        6.825          355         70.96         722


--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 58 of 76
--------------------------------------------------------------------------------



                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
FRM/ARM                               Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
ARM                                    1,224     427,975,166.13    100.00%      6.825        355         70.96         722
------------------------------------ -------- ------------------ ---------- ------------ ------------ --------- -----------
Total                                  1,224     427,975,166.13    100.00%      6.825        355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Product                               Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
1 YR LIBOR                               34      16,201,105.69      3.79%        5.724          355         63.18         748
10/1 YR LIBOR                            17       7,579,981.67      1.77%        6.491          353         63.70         725
10/1 YR LIBOR IO                        121      54,753,749.66     12.79%        6.467          353         69.18         734
10/6 MO LIBOR                             5       1,661,438.29      0.39%        6.642          354         67.13         739
10/6 MO LIBOR IO                         33      16,679,593.67      3.90%        6.699          354         70.71         726
2/28 6 MO LIBOR                           3         435,689.28      0.10%        6.721          350         66.90         726
2/28 6 MO LIBOR IO                        5       1,152,955.00      0.27%        6.801          348         81.43         720
3/1 YR LIBOR                              7       1,285,516.15      0.30%        6.850          355         80.00         728
3/27 6 MO LIBOR                          12       2,352,415.14      0.55%        6.614          350         80.64         704
3/27 6 MO LIBOR IO                       16       4,865,723.41      1.14%        6.599          351         77.45         715
5/1 LIBOR IO                            416     127,070,470.20     29.69%        6.827          355         71.43         720
5/1 YR LIBOR                             76      17,627,702.20      4.12%        6.995          355         72.60         717
5/25 6 MO LIBOR                          25       5,918,298.81      1.38%        7.321          354         75.26         710
5/25 6 MO LIBOR IO                      256      76,338,758.60     17.84%        7.117          354         74.82         714
6 MO LIBOR ARM IO                         1         124,992.95      0.03%        8.750          342         90.00         654
7/1 YR LIBOR                             18       7,873,878.39      1.84%        6.972          355         64.22         713
7/1 YR LIBOR IO                         169      80,224,007.47     18.75%        6.965          355         68.95         720
7/23 6 MO LIBOR                           1         618,389.55      0.14%        6.750          355         67.03         693
7/23 6 MO LIBOR IO                        9       5,210,500.00      1.22%        7.383          355         74.79         743
-------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                 1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Interest Only                         Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Interest Only                          1,026     366,420,750.96     85.62%        6.864          355         71.39         721
Not Interest Only                        198      61,554,415.17     14.38%        6.595          354         68.43         725
------------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                  1,224     427,975,166.13    100.00%        6.825          355         70.96         722




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 59 of 76
--------------------------------------------------------------------------------



                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
Prepayment Penalty Original           # of        Current         Curr         Gross      Remaining    Average        Average
Term (months)                         Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Prepay Penalty:  N/A                   1,017     359,499,648.64     84.00%        6.779          355         70.26         722
Prepay Penalty:  6 months                 31      13,910,914.19      3.25%        7.058          355         70.15         724
Prepay Penalty: 12 months                 27       7,192,383.37      1.68%        7.324          353         75.38         718
Prepay Penalty: 24 months                  7       1,792,408.63      0.42%        6.748          355         76.93         702
Prepay Penalty: 36 months                136      43,720,830.51     10.22%        7.034          354         75.78         719
Prepay Penalty: 60 months                  6       1,858,980.79      0.43%        7.227          355         76.80         683
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                  1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Lien                                  Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
----------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
First Lien                            1,224     427,975,166.13    100.00%        6.825          355         70.96         722
----------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                 1,224     427,975,166.13    100.00%        6.825          355         70.96         722


                                                                                         Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Documentation Type                    Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Full Documentation                      493     166,163,892.22     38.83%        6.764          355         73.85         721
No Documentation                        221      76,311,946.82     17.83%        6.775          355         64.16         726
No Ratio                                157      55,063,654.66     12.87%        6.974          355         68.52         718
SIVA                                    353     130,435,672.43     30.48%        6.869          354         72.30         722
-------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                 1,224     427,975,166.13    100.00%        6.825          355         70.96         722


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Loan Purpose                          Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Cash Out Refinance                        391     140,921,644.67     32.93%        6.767          355         64.58         714
Purchase                                  633     213,816,065.79     49.96%        6.905          354         76.22         727
Rate/Term Refinance                       200      73,237,455.67     17.11%        6.702          355         67.90         722
---------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                   1,224     427,975,166.13    100.00%        6.825          355         70.96         722


--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 60 of 76
--------------------------------------------------------------------------------



                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Property Type                         Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
2 Units                                    66      26,261,446.42      6.14%        6.923          355         69.75         726
3 Units                                    31      15,084,810.60      3.52%        6.917          355         66.60         743
4 Units                                    28      14,429,403.90      3.37%        6.962          355         66.39         738
Condominium                               147      39,623,044.54      9.26%        6.920          355         71.63         723
PUD                                       226      76,976,255.64     17.99%        6.843          354         74.28         717
Single Family                             726     255,600,205.03     59.72%        6.782          354         70.50         720
---------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                   1,224     427,975,166.13    100.00%        6.825          355         70.96         722


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Occupancy Status                      Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Investor                                  293      91,160,177.78     21.30%        7.007          355         65.81         730
Primary                                   902     325,686,356.54     76.10%        6.763          354         72.54         719
Second Home                                29      11,128,631.81      2.60%        7.130          354         67.17         732
---------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                   1,224     427,975,166.13    100.00%        6.825          355         70.96         722








--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 61 of 76
--------------------------------------------------------------------------------



                                                                                             Weighted
                                                                                Weighted     Average
                                                                    Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current            Curr         Gross      Remaining    Average        Average
State                                 Loans  Principal Balance      Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Alabama                                     2         220,174.19      0.05%        6.875          343         80.00         737
Arizona                                    38       9,109,588.83      2.13%        6.965          354         75.75         708
California                                513     231,003,962.31     53.98%        6.748          355         68.70         726
Colorado                                   41       9,978,117.73      2.33%        6.676          354         73.59         717
Connecticut                                14       3,835,951.51      0.90%        6.904          355         71.29         731
Delaware                                    2         345,200.00      0.08%        6.734          355         79.54         689
Florida                                    71      16,369,427.93      3.82%        7.016          354         70.63         714
Georgia                                    21       4,873,033.11      1.14%        6.637          354         80.68         721
Hawaii                                      3       2,392,500.00      0.56%        7.786          354         77.61         735
Idaho                                      10       2,208,843.48      0.52%        7.464          355         81.80         720
Illinois                                   95      25,130,096.41      5.87%        6.891          355         73.18         718
Indiana                                     4         483,315.00      0.11%        6.914          354         68.86         686
Kansas                                      4         692,118.05      0.16%        6.712          352         77.42         673
Kentucky                                    1         220,000.00      0.05%        6.250          346         80.00         727
Louisiana                                   1          97,800.00      0.02%        6.875          356         77.01         777
Maryland                                   22       6,788,044.21      1.59%        6.781          354         72.45         708
Massachusetts                              31      10,498,914.03      2.45%        6.759          353         72.88         714
Michigan                                   26       6,872,649.13      1.61%        7.346          354         70.62         718
Minnesota                                  11       2,976,694.05      0.70%        7.005          355         70.63         699
Missouri                                   12       1,797,752.86      0.42%        6.853          353         76.53         744
Nevada                                     76      21,774,044.40      5.09%        7.127          355         78.42         702
New Hampshire                               6       2,588,975.59      0.60%        7.113          355         75.77         718
New Jersey                                 17       5,264,832.08      1.23%        6.567          354         68.73         717
New Mexico                                  1         126,000.00      0.03%        6.625          356         66.32         731
New York                                   19      12,485,189.36      2.92%        6.856          355         64.56         735
North Carolina                              5         959,682.06      0.22%        6.813          355         75.29         729
Ohio                                        9       1,597,153.30      0.37%        6.766          353         80.64         707
Oregon                                     15       5,104,520.01      1.19%        7.315          355         66.93         708
Pennsylvania                                8       1,251,565.99      0.29%        6.608          355         72.91         729
Rhode Island                                4         786,764.04      0.18%        7.048          353         74.46         738
South Carolina                              3         650,106.46      0.15%        6.297          351         65.92         730
South Dakota                                1         162,732.16      0.04%        6.250          350         80.00         710
Tennessee                                   1         319,903.33      0.07%        7.250          356         80.00         713
Texas                                      12       2,276,486.48      0.53%        6.485          353         81.81         712
Utah                                       15       4,299,824.93      1.00%        6.581          355         74.08         742
Virginia                                   33       9,899,927.47      2.31%        6.825          354         73.97         722
Washington                                 75      22,271,994.12      5.20%        6.850          355         75.85         723
Wisconsin                                   2         261,281.52      0.06%        6.875          356         72.73         721
---------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                   1,224     427,975,166.13    100.00%        6.825          355         70.96         722




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 62 of 76
--------------------------------------------------------------------------------

                                                                                            Weighted
                                                                               Weighted     Average
                                                                   Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current           Curr         Gross      Remaining    Average        Average
Gross Margin                          Loans  Principal Balance     Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
 2.000 - 2.499                         1,097     393,884,222.34     92.03%        6.805          355         70.34         723
 2.500 - 2.999                            59      14,298,777.19      3.34%        6.987          352         77.48         711
 3.000 - 3.499                            22       7,479,905.20      1.75%        6.615          355         78.40         708
 3.500 - 3.999                            10       1,650,476.83      0.39%        6.720          346         82.83         717
 4.000 - 4.499                            14       3,993,219.48      0.93%        7.237          355         76.87         713
 4.500 - 4.999                             5       1,443,742.01      0.34%        7.933          355         75.06         711
 5.000 - 5.499                            13       3,836,690.03      0.90%        7.507          355         79.66         683
 5.500 - 5.999                             3         948,980.58      0.22%        7.836          355         80.00         686
 6.000 - 6.499                             1         439,152.47      0.10%        8.250          355         80.00         655
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                  1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Minimum Interest Rate                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------------------------- ---------- ------------ ------------ ------------- -----------
 2.000 - 2.499                        1,097     393,884,222.34     92.03%        6.805          355         70.34         723
 2.500 - 2.999                           49      12,432,793.03      2.91%        6.870          352         77.41         709
 3.000 - 3.499                           22       7,479,905.20      1.75%        6.615          355         78.40         708
 3.500 - 3.999                           10       1,650,476.83      0.39%        6.720          346         82.83         717
 4.000 - 4.499                           14       3,993,219.48      0.93%        7.237          355         76.87         713
 4.500 - 4.999                            5       1,443,742.01      0.34%        7.933          355         75.06         711
 5.000 - 5.499                           10       2,944,817.01      0.69%        7.482          355         79.55         665
 5.500 - 5.999                            3         948,980.58      0.22%        7.836          355         80.00         686
 6.000 - 6.499                            1         439,152.47      0.10%        8.250          355         80.00         655
 7.000 - 7.499                            5       1,091,940.77      0.26%        7.284          355         77.83         718
 7.500 - 7.999                            5       1,084,414.24      0.25%        7.712          355         79.47         722
 8.000 - 8.499                            2         395,502.17      0.09%        8.343          355         80.00         790
 8.500 - 8.999                            1         186,000.00      0.04%        8.875          355         75.00         716
-------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                 1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                            Weighted
                                                                               Weighted     Average
                                                                 Pct by         Average      Stated        Weighted     Weighted
                                      # of        Current         Curr           Gross      Remaining      Average      Average
Maximum Interest Rate                 Loans  Principal Balance   Prin Bal       Coupon        Term        Orig LTV        FICO
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
10.000 -10.499                             6       3,362,346.81      0.79%        5.165          355         61.21         765
10.500 -10.999                            19       7,437,030.50      1.74%        5.752          354         68.21         723
11.000 -11.499                           133      56,288,731.68     13.15%        6.210          354         65.91         732
11.500 -11.999                           483     172,201,086.24     40.24%        6.696          355         69.58         724
12.000 -12.499                           208      64,822,112.83     15.15%        6.941          354         73.15         722
12.500 -12.999                           210      66,863,922.57     15.62%        7.127          354         72.80         713
13.000 -13.499                           117      40,621,818.80      9.49%        7.432          355         76.12         715
13.500 -13.999                            32      11,594,011.58      2.71%        7.823          355         76.70         709
14.000 -14.499                            12       3,863,445.44      0.90%        8.082          355         78.00         703
14.500 -14.999                             4         920,659.68      0.22%        8.596          355         78.99         738
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                  1,224     427,975,166.13    100.00%        6.825          355         70.96         722




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 63 of 76
--------------------------------------------------------------------------------


                                                                                            Weighted
                                                                             Weighted       Average
                                                                 Pct by       Average        Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross        Remaining    Average        Average
Initial Periodic Rate Cap             Loans  Principal Balance   Prin Bal     Coupon          Term      Orig LTV          FICO
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
1.000                                      1         124,992.95      0.03%        8.750          342         90.00         654
2.000                                     46      18,735,694.86      4.38%        5.912          355         65.40         745
5.000                                    866     309,869,514.67     72.40%        6.848          355         70.31         722
6.000                                    311      99,244,963.65     23.19%        6.922          354         74.02         718
--------------------------------------------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                  1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Subsequent Periodic Rate Cap          Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
1.000                                   50      14,864,718.03      3.47%        7.761          354         76.33         706
2.000                                1,174     413,110,448.10     96.53%        6.791          355         70.77         722
---------------------------------- -------- ------------------ ---------- ------------ ------------ ------------- -----------
Total                                1,224     427,975,166.13    100.00%        6.825          355         70.96         722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Originator                            Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------ --------- ------------- ------------ ------------ -----------
METROCITIES MORTGAGE                      104      45,168,301.37    10.55%         7.085          355        73.10         727
PINNACLE FINANCIAL CORP                     7       1,141,267.78     0.27%         6.819          342        84.09         713
PLAZA HOME MORTGAGE INC                    27       7,229,924.35     1.69%         7.201          355        76.81         723
SILVER STATE FINANCIAL SERVICES, INC      129      36,362,914.58     8.50%         7.356          355        77.95         702
TAYLOR, BEAN & WHITAKER MORTGAGE CORP      30       7,945,076.89     1.86%         6.596          350        77.36         711
WASHINGTON MUTUAL BANK                    927     330,127,681.16    77.14%         6.728          355        69.57         724
---------------------------------------------- ------------------ --------- ------------- ------------ ------------ -----------
Total                                   1,224     427,975,166.13   100.00%         6.825          355        70.96         722





--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 64 of 76
--------------------------------------------------------------------------------
                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Months to Payment Roll                Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------- --------- --------------------- ------------ ------------
1 - 12                                     37       16,610,353.64     3.88%        5.773      354        63.77          747
13  - 24                                   14        3,038,496.26     0.71%        6.388      346        78.15          716
25  - 36                                   27        6,769,547.72     1.58%        6.762      353        78.38          715
37  - 48                                    2          387,000.00     0.09%        6.148      339        79.39          709
49  - 60                                  771      226,568,229.81    52.94%        6.952      355        72.75          717
61  - 72                                    1           98,554.74     0.02%        7.000      343        95.00          709
73  - 84                                  196       93,828,220.67    21.92%        6.987      355        68.83          721
97  - 108                                   2        1,213,350.92     0.28%        6.045      344        71.81          774
109 - 120                                 174       79,461,412.37    18.57%        6.528      354        68.89          731
---------------------------------------------- ------------------- --------- ------------ -------- ------------ ------------
Total                                   1,224      427,975,166.13   100.00%        6.825      355        70.96          722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
First Paymt Adj Freq                  Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------- --------- ---------- --------- ------------ ---------------
6                                           1          124,992.95     0.03%      8.750       342        90.00          654
12                                         34       16,201,105.69     3.79%      5.724       355        63.18          748
24                                          8        1,588,644.28     0.37%      6.779       349        77.44          721
36                                         35        8,503,654.70     1.99%      6.641       351        78.72          714
60                                        773      226,955,229.81    53.03%      6.951       355        72.76          717
84                                        197       93,926,775.41    21.95%      6.987       355        68.86          721
120                                       176       80,674,763.29    18.85%      6.521       353        68.94          732
---------------------------------------------- ------------------- --------- ---------- --------- ------------ ---------------
Total                                   1,224      427,975,166.13   100.00%      6.825       355        70.96          722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Period Paymt Adj Freq                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------- --------- ------------ ------------ ------------ ------------
6                                        366      115,358,754.70    26.95%        7.035      354        74.38          717
12                                       858      312,616,411.43    73.05%        6.747      355        69.70          724
--------------------------------------------- ------------------- --------- ------------ ------------ ------------ ------------
Total                                  1,224      427,975,166.13   100.00%        6.825      355        70.96          722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Index                                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------- --------- ------------ ---------- ------------ ------------
1 YR LIBOR                               858      312,616,411.43    73.05%        6.747        355        69.70          724
6 MO LIBOR                               366      115,358,754.70    26.95%        7.035        354        74.38          717
--------------------------------------------- ------------------- --------- ------------ ---------- ------------ ------------
Total                                  1,224      427,975,166.13   100.00%        6.825        355        70.96          722



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 65 of 76
--------------------------------------------------------------------------------


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Months to Roll                        Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------- --------- ----------- ---------- ------------ ------------
1 - 12                                     39       17,126,322.65     4.00%       5.808        354        64.20          745
13  - 24                                   13        3,071,099.26     0.72%       6.290        346        76.87          731
25  - 36                                   26        6,220,975.71     1.45%       6.796        354        79.04          710
37  - 48                                    2          387,000.00     0.09%       6.148        339        79.39          709
49  - 60                                  771      226,568,229.81    52.94%       6.952        355        72.75          717
61  - 72                                    1           98,554.74     0.02%       7.000        343        95.00          709
73  - 84                                  196       93,828,220.67    21.92%       6.987        355        68.83          721
97  - 108                                   4        1,833,402.58     0.43%       6.147        345        69.44          755
109 - 120                                 172       78,841,360.71    18.42%       6.529        354        68.93          731
---------------------------------------------- ------------------- --------- ----------- ---------- ------------ ------------
Total                                   1,224      427,975,166.13   100.00%       6.825        355        70.96          722

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Prepay Remaining Term                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
---------------------------------------------- ------------------- --------- ---------- ---------- ------------ ------------
0                                       1,028      362,854,405.34    84.78%      6.781        355        70.27          722
1 - 6                                      28       13,081,344.60     3.06%      7.017        355        70.37          723
7 - 12                                     19        4,667,196.26     1.09%      7.594        355        76.46          724
13 - 18                                     4          685,241.48     0.16%      6.904        347        86.70          703
19 - 24                                     9        2,048,582.82     0.48%      6.737        352        77.34          712
25 - 30                                    25        7,356,060.40     1.72%      6.729        353        73.88          729
31 - 36                                   105       35,423,354.44     8.28%      7.102        355        75.94          717
37+                                         6        1,858,980.79     0.43%      7.227        355        76.80          683
---------------------------------------------- ------------------- --------- ---------- ---------- ------------ ------------
Total                                   1,224      427,975,166.13   100.00%      6.825        355        70.96          722




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 66 of 76
--------------------------------------------------------------------------------



                             Group II Mortgage Loans

                                                                             Minimum        Maximum
Scheduled Principal Balance                     $303,296,887                 $70,045     $2,943,552
Average Scheduled Principal Balance                 $411,529
Number of Mortgage Loans                                 737

Weighted Average Gross Coupon                         8.267%                  1.750%         9.375%
Weighted Average FICO Score                              716                     628            817
Weighted Average Original LTV                         75.90%                  15.38%         90.00%

Weighted Average Original Term                    408 months              360 months     480 months
Weighted Average Stated Remaining Term            404 months              348 months     478 months
Weighted Average Seasoning                        4   months              2   months     12  months

Weighted Average Gross Margin                         3.441%                  2.275%         4.600%
Weighted Average Minimum Interest Rate                3.441%                  2.275%         4.600%
Weighted Average Maximum Interest Rate                9.975%                  8.950%        12.450%
Weighted Average Initial Rate Cap                     0.000%                  0.000%         0.000%
Weighted Average Subsequent Rate Cap                  0.000%                  0.000%         0.000%
Weighted Average Months to Roll                    1   month               1   month      1   month

Maturity Date                                                            Jan  1 2036    Nov  1 2046
Maximum Zip Code Concentration                         0.97%     85253

ARM                                                  100.00%     Cash Out Refinance          51.99%
                                                                 Purchase                    20.73%
Negam MTA                                            100.00%     Rate/Term Refinance         27.27%

Not Interest Only                                    100.00%     2 Units                      5.21%
                                                                 3 Units                      1.25%
Prepay Penalty:  N/A                                  10.53%     4 Units                      0.98%
Prepay Penalty: 12 months                             48.13%     Condominium                  6.73%
Prepay Penalty: 24 months                              2.78%     PUD                         21.04%
Prepay Penalty: 36 months                             38.56%     Single Family               64.78%

First Lien                                           100.00%     Investor                    10.55%
                                                                 Primary                     86.13%
Full Documentation                                     4.26%     Second Home                  3.32%
Reduced Documentation                                  2.00%
SISA                                                   2.25%     Top 5 States:
SIVA                                                  91.49%     California                  66.66%
                                                                 Florida                      4.08%
                                                                 Arizona                      3.77%
                                                                 Nevada                       3.77%
                                                                 Washington                   3.01%




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 67 of 76
--------------------------------------------------------------------------------


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Current Principal Balance             Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
   50,000.01 -   100,000.00               7         579,161.34       0.19%       8.278          372        64.60          737
  100,000.01 -   150,000.00              34       4,288,613.96       1.41%       8.251          390        73.18          716
  150,000.01 -   200,000.00              50       8,683,312.17       2.86%       8.303          380        73.69          714
  200,000.01 -   250,000.00              74      16,558,149.85       5.46%       8.181          378        77.85          710
  250,000.01 -   300,000.00              67      18,526,362.75       6.11%       8.308          397        78.50          721
  300,000.01 -   350,000.00              87      28,346,815.22       9.35%       8.329          400        76.36          707
  350,000.01 -   400,000.00              90      33,895,000.63      11.18%       8.304          397        79.84          716
  400,000.01 -   450,000.00              68      28,925,903.90       9.54%       8.295          406        76.25          714
  450,000.01 -   500,000.00              71      33,763,063.03      11.13%       8.242          412        76.23          713
  500,000.01 -   550,000.00              52      27,096,913.13       8.93%       8.379          409        77.98          713
  550,000.01 -   600,000.00              37      21,228,909.10       7.00%       8.191          414        77.68          715
  600,000.01 -   650,000.00              40      25,046,969.06       8.26%       8.188          422        78.73          723
  650,000.01 -   700,000.00              15       9,995,991.81       3.30%       8.141          412        74.63          718
  700,000.01 -   750,000.00              10       7,252,789.03       2.39%       8.259          452        71.30          750
  750,000.01 -   800,000.00               4       3,131,149.71       1.03%       8.349          387        77.38          738
  800,000.01 -   850,000.00               1         823,033.97       0.27%       7.750          358        75.00          662
  850,000.01 -   900,000.00               5       4,402,222.32       1.45%       7.869          380        71.53          736
  900,000.01 -   950,000.00               8       7,339,606.80       2.42%       8.221          386        71.04          729
  950,000.01 - 1,000,000.00               4       3,930,110.73       1.30%       8.190          356        59.08          713
1,000,000.01+                            13      19,482,808.89       6.42%       8.366          410        64.98          713
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Current Gross Rate                    Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
 1.500 - 1.999                            1         215,543.35       0.07%       1.750          358        80.00          706
 7.000 - 7.499                           14       7,279,965.53       2.40%       7.253          387        76.70          716
 7.500 - 7.999                          105      43,960,622.48      14.49%       7.713          389        74.31          727
 8.000 - 8.499                          371     147,460,240.87      48.62%       8.229          390        75.56          719
 8.500 - 8.999                          242     103,072,933.25      33.98%       8.631          432        76.92          708
 9.000 - 9.499                            4       1,307,581.92       0.43%       9.228          407        81.83          701
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
FICO                                  Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
625-649                                  3         704,934.24       0.23%       7.919          357        71.20          636
650-674                                123      47,937,963.27      15.81%       8.408          397        77.54          666
675-699                                191      78,879,071.60      26.01%       8.302          406        77.85          687
700+                                   420     175,774,918.29      57.95%       8.214          405        74.59          744
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 68 of 76
--------------------------------------------------------------------------------


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Original LTV                          Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
  0.01- 49.99                            20       7,863,314.35       2.59%       8.162          432        41.61          732
 50.00- 54.99                            13       5,056,836.90       1.67%       8.463          396        52.15          734
 55.00- 59.99                            14       6,561,259.62       2.16%       8.096          375        57.40          711
 60.00- 64.99                            21      11,457,059.01       3.78%       8.223          402        61.75          724
 65.00- 69.99                            26      12,607,095.77       4.16%       8.134          372        66.77          732
 70.00- 74.99                            64      30,961,982.72      10.21%       8.257          397        72.24          725
 75.00- 79.99                           160      71,524,785.74      23.58%       8.170          407        77.08          719
 80.00                                  356     137,715,173.09      45.41%       8.345          407        80.00          712
 80.01- 84.99                             7       2,546,321.66       0.84%       8.161          371        84.09          700
 85.00- 89.99                            18       6,003,435.22       1.98%       8.185          394        88.58          701
 90.00- 94.99                            38      10,999,623.32       3.63%       8.305          413        90.00          697
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Original Term (months)                Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
360                                     468     182,189,725.88      60.07%       8.218          356        75.70          714
480                                     269     121,107,161.52      39.93%       8.341          476        76.20          719
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                               Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Stated Remaining Term (months)        Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
301-360                                 468     182,189,725.88      60.07%       8.218          356        75.70          714
361+                                    269     121,107,161.52      39.93%       8.341          476        76.20          719
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Debt Ratio                            Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
 0.01 -20.00                             16       6,423,756.87       2.12%       8.218          395        73.95          722
20.01 -25.00                             21       6,752,111.46       2.23%       8.341          367        73.56          729
25.01 -30.00                             57      20,442,045.41       6.74%       8.310          378        76.69          707
30.01 -35.00                            134      48,909,630.73      16.13%       8.230          397        75.07          721
35.01 -40.00                            300     126,937,726.35      41.85%       8.335          405        76.19          717
40.01 -45.00                            186      83,483,053.67      27.53%       8.209          419        76.66          714
45.01 -50.00                             21       9,653,420.77       3.18%       7.975          385        70.34          712
50.01 -55.00                              2         695,142.14       0.23%       8.094          352        84.12          698
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 69 of 76
--------------------------------------------------------------------------------


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
FRM/ARM                               Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
ARM                                    737     303,296,887.40     100.00%       8.267          404        75.90          716
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Product                               Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Negam MTA                              737     303,296,887.40     100.00%       8.267          404        75.90          716
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Interest Only                         Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Not Interest Only                        737     303,296,887.40     100.00%       8.267          404        75.90          716
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                    737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
Prepayment Penalty                    # of        Current         Curr         Gross      Remaining    Average        Average
Original Term (months)                Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Prepay Penalty:  N/A                    67      31,937,382.29      10.53%       8.250          372        73.70          732
Prepay Penalty: 12 months              338     145,981,276.27      48.13%       8.277          416        73.99          726
Prepay Penalty: 24 months               19       8,423,722.22       2.78%       8.464          378        79.83          698
Prepay Penalty: 36 months              313     116,954,506.62      38.56%       8.246          399        78.60          701
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Lien                                  Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
First Lien                               737     303,296,887.40     100.00%       8.267          404        75.90          716
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                    737     303,296,887.40     100.00%       8.267          404        75.90          716




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 70 of 76
--------------------------------------------------------------------------------

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Documentation Type                    Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Full Documentation                      42      12,931,344.46       4.26%       8.088          407        74.81          720
Reduced Documentation                   20       6,060,935.69       2.00%       8.381          411        79.24          696
SISA                                    17       6,830,111.16       2.25%       8.403          402        67.23          722
SIVA                                   658     277,474,496.09      91.49%       8.270          404        76.09          716
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Loan Purpose                          Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Cash Out Refinance                      392     157,697,541.93      51.99%       8.291          404        75.15          711
Purchase                                156      62,886,456.42      20.73%       8.237          410        78.99          732
Rate/Term Refinance                     189      82,712,889.05      27.27%       8.246          400        74.98          715
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Property Type                         Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
2 Units                                  38      15,794,825.02       5.21%       8.252          390        76.67          714
3 Units                                   8       3,803,144.02       1.25%       8.203          405        74.09          719
4 Units                                   6       2,986,342.21       0.98%       8.124          355        76.29          710
Condominium                              72      20,403,576.86       6.73%       8.270          385        78.62          717
PUD                                     140      63,823,920.01      21.04%       8.277          410        75.15          720
Single Family                           473     196,485,079.28      64.78%       8.268          406        75.83          715
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Occupancy Status                      Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Investor                                103      32,011,651.16      10.55%       8.275          380        74.41          719
Primary                                 602     261,216,067.94      86.13%       8.268          407        76.02          715
Second Home                              32      10,069,168.30       3.32%       8.215          397        77.57          735
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716




--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 71 of 76
--------------------------------------------------------------------------------


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
State                                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Arizona                                   29      11,434,499.07       3.77%       8.266          403        73.27          738
California                               438     202,177,475.13      66.66%       8.294          409        75.27          715
Colorado                                  10       3,359,400.92       1.11%       8.125          429        64.56          720
Connecticut                                6       3,430,245.83       1.13%       8.475          464        79.96          692
Florida                                   40      12,382,337.15       4.08%       8.272          377        79.99          711
Georgia                                    4       1,836,873.03       0.61%       8.463          370        74.91          699
Hawaii                                     9       3,538,897.72       1.17%       8.112          368        78.33          706
Illinois                                  17       6,063,536.74       2.00%       8.215          371        76.89          723
Kentucky                                   1         163,196.81       0.05%       8.375          357        52.58          817
Maryland                                  16       6,646,530.46       2.19%       8.248          389        79.55          708
Massachusetts                              8       2,531,228.05       0.83%       8.172          385        81.50          724
Michigan                                   6         858,552.77       0.28%       6.563          377        83.21          726
Minnesota                                  5       1,075,110.56       0.35%       7.969          355        80.89          714
Missouri                                   3         793,955.83       0.26%       8.500          355        76.39          694
Nevada                                    39      11,434,332.06       3.77%       8.217          398        77.24          725
New Jersey                                 4       1,517,463.75       0.50%       8.525          396        86.01          723
New Mexico                                 2       1,099,919.61       0.36%       7.805          356        66.19          711
New York                                  15       6,601,807.60       2.18%       8.287          391        75.59          695
North Carolina                             8       1,772,740.08       0.58%       8.090          398        80.39          710
Ohio                                       1         362,522.09       0.12%       8.625          476        78.95          687
Oklahoma                                   1         126,962.41       0.04%       7.625          358        80.00          761
Oregon                                    16       5,790,160.55       1.91%       8.136          379        79.45          720
Pennsylvania                               1         241,332.81       0.08%       8.750          356        80.00          689
Utah                                       7       2,336,018.58       0.77%       7.739          382        76.27          714
Vermont                                    1         250,474.44       0.08%       7.875          351        75.00          709
Virginia                                  16       6,027,837.82       1.99%       8.290          430        78.00          728
Washington                                31       9,128,373.78       3.01%       8.197          410        76.85          729
Wisconsin                                  3         315,101.75       0.10%       8.250          357        74.62          748
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                    737     303,296,887.40     100.00%       8.267          404        75.90          716


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Gross Margin                          Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
 2.000 - 2.499                           8       4,444,322.67       1.47%       7.175          366        76.20          719
 2.500 - 2.999                          81      35,634,103.62      11.75%       7.637          389        74.25          728
 3.000 - 3.499                         300     119,057,765.31      39.25%       8.147          389        75.55          719
 3.500 - 3.999                         291     125,280,627.30      41.31%       8.505          430        76.16          713
 4.000 - 4.499                          56      18,342,049.46       6.05%       8.880          359        79.41          698
 4.500 - 4.999                           1         538,019.04       0.18%       9.375          355        79.26          660
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 72 of 76
--------------------------------------------------------------------------------


                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Minimum Interest Rate                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
 2.000 - 2.499                           8       4,444,322.67       1.47%       7.175          366        76.20          719
 2.500 - 2.999                          81      35,634,103.62      11.75%       7.637          389        74.25          728
 3.000 - 3.499                         300     119,057,765.31      39.25%       8.147          389        75.55          719
 3.500 - 3.999                         291     125,280,627.30      41.31%       8.505          430        76.16          713
 4.000 - 4.499                          56      18,342,049.46       6.05%       8.880          359        79.41          698
 4.500 - 4.999                           1         538,019.04       0.18%       9.375          355        79.26          660
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Maximum Interest Rate                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
 8.500 - 8.999                           1         473,831.39       0.16%       8.375          355        72.31          755
 9.500 - 9.999                         723     296,246,931.36      97.68%       8.269          404        75.81          716
10.000 -10.499                           5       2,129,937.75       0.70%       8.503          357        78.58          715
10.500 -10.999                           1         682,297.57       0.22%       8.125          356        74.67          745
11.000 -11.499                           6       3,418,235.60       1.13%       7.995          413        81.02          701
12.000 -12.499                           1         345,653.73       0.11%       8.250          353        90.00          680
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Initial Periodic Rate Cap             Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
N/A                                     737     303,296,887.40     100.00%       8.267          404        75.90          716
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Subsequent Periodic Rate Cap          Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
N/A                                     737     303,296,887.40     100.00%       8.267          404        75.90          716
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Next Rate Change Date                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
02/01/07                                737     303,296,887.40     100.00%       8.267          404        75.90          716
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 73 of 76
--------------------------------------------------------------------------------



                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Neg Amort Limit                       Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
110                                      162      58,918,983.44      19.43%       8.458          365        78.32          710
115                                      575     244,377,903.96      80.57%       8.221          413        75.31          718
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                    737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Originator                            Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
INDYMAC                                 737     303,296,887.40     100.00%       8.267          404        75.90          716
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Months to Payjent Roll                Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
1                                         4       1,491,714.22       0.49%       8.123          348        81.24          715
2                                         1         455,441.02       0.15%       7.750          349        84.62          745
3                                         1         196,678.62       0.06%       9.125          350        80.00          726
4                                         5       1,832,766.11       0.60%       7.903          351        80.04          735
5                                         7       5,436,500.25       1.79%       8.328          352        70.83          730
6                                        29      11,026,576.88       3.64%       8.334          395        77.89          705
7                                        43      18,360,662.32       6.05%       8.313          384        76.73          714
8                                        87      34,825,879.51      11.48%       8.432          429        76.67          721
9                                       238      95,896,935.55      31.62%       8.232          402        74.21          723
10                                      253     104,789,289.84      34.55%       8.280          406        76.48          714
11                                       69      28,984,443.08       9.56%       8.107          409        77.41          699
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
First Pymt Adj Freq                   Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
12                                     737     303,296,887.40     100.00%       8.267          404        75.90          716
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Period Pymt Adj Freq                  Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
12                                     737     303,296,887.40     100.00%       8.267          404        75.90          716
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716



--------------------------------------------------------------------------------
                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 74 of 76
--------------------------------------------------------------------------------



                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Index                                 Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
1 MO MTA                                 737     303,296,887.40     100.00%       8.267          404        75.90          716
--------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                    737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
Months to Roll                        Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
1                                      737     303,296,887.40     100.00%       8.267          404        75.90          716
------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                  737     303,296,887.40     100.00%       8.267          404        75.90          716

                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
Prepay Penlty                         # of        Current         Curr         Gross      Remaining    Average        Average
Remaining Term (months)               Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
0                                        67      31,937,382.29      10.53%       8.250          372        73.70          732
1                                         1         455,441.02       0.15%       7.750          349        84.62          745
3                                         2       1,212,083.23       0.40%       7.683          351        79.95          745
4                                         5       4,609,385.45       1.52%       8.285          352        69.18          734
5                                        20       8,139,450.74       2.68%       8.283          407        76.51          709
6                                        22       9,987,445.12       3.29%       8.320          398        75.02          731
7                                        52      21,354,249.52       7.04%       8.361          452        75.80          731
8                                       143      58,419,682.47      19.26%       8.241          419        73.40          723
9                                        91      40,866,508.99      13.47%       8.300          411        73.20          729
10                                        2         937,029.73       0.31%       8.069          358        81.68          698
16                                        1         406,499.67       0.13%       8.250          352        80.00          721
17                                        2         791,008.12       0.26%       8.387          353        82.44          723
18                                        2         785,280.79       0.26%       8.669          354        81.54          702
19                                        4       2,478,949.44       0.82%       8.393          433        79.65          690
20                                        4       1,266,868.67       0.42%       8.468          356        80.00          730
21                                        6       2,695,115.53       0.89%       8.522          357        78.64          680
24                                        4       1,491,714.22       0.49%       8.123          348        81.24          715
26                                        1         196,678.62       0.06%       9.125          350        80.00          726
27                                        3         620,682.88       0.20%       8.331          351        80.21          713
28                                        1         420,615.13       0.14%       8.875          352        80.00          688
29                                        7       2,096,118.02       0.69%       8.512          366        81.54          683
30                                       16       6,193,539.05       2.04%       8.219          372        78.23          695
31                                       22       6,969,434.04       2.30%       8.634          367        79.01          696
32                                       55      17,189,294.82       5.67%       8.275          383        78.33          702
33                                      140      54,608,314.75      18.00%       8.243          408        78.86          703
34                                       64      27,168,115.09       8.96%       8.106          412        77.78          699
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716




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                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 75 of 76
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                                                                                          Weighted
                                                                             Weighted     Average
                                                                 Pct by       Average      Stated      Weighted       Weighted
                                      # of        Current         Curr         Gross      Remaining    Average        Average
CLTV with Silent 2nds (%)             Loans  Principal Balance   Prin Bal     Coupon        Term      Orig LTV          FICO
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
  0.01- 49.99                            19       7,461,621.61       2.46%       8.170          436        41.21          727
 50.00- 54.99                            11       3,577,309.47       1.18%       8.395          413        52.16          752
 55.00- 59.99                            11       5,433,066.39       1.79%       8.074          379        57.61          721
 60.00- 64.99                            18       9,405,755.04       3.10%       8.248          400        61.14          728
 65.00- 69.99                            25      11,997,649.87       3.96%       8.158          366        64.88          717
 70.00- 74.99                            43      18,731,600.19       6.18%       8.322          401        71.58          723
 75.00- 79.99                           107      49,300,986.50      16.26%       8.143          392        76.01          720
 80.00                                  147      54,518,226.82      17.98%       8.365          403        79.78          712
 80.01- 84.99                            19       8,527,041.80       2.81%       8.050          392        77.21          720
 85.00- 89.99                            90      36,569,065.81      12.06%       8.195          411        80.09          710
 90.00- 94.99                           247      97,774,563.90      32.24%       8.340          414        80.13          714
-------------------------------------------- ------------------ ----------- ----------- ------------ ------------ ------------
Total                                   737     303,296,887.40     100.00%       8.267          404        75.90          716
















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                             RBS Greenwich Capital

Luminent Mortgage Trust 2007-1
Page 76 of 76
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                             RBS Greenwich Capital